SANFORD C. BERNSTEIN FUND, INC. —

EMERGING MARKETS PORTFOLIO

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

November 3, 2025

Dear Stockholders:

As an investor in Emerging Markets Portfolio (the “Acquired Portfolio”), a series of Sanford C. Bernstein Fund, Inc., a Maryland corporation (“SCB Fund”), we are pleased to inform you of the planned acquisition of the Acquired Portfolio, which is operated as a mutual fund, by an exchange-traded fund (“ETF”), which is managed by AllianceBernstein L.P. (the “Adviser”).

Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio will be reorganized into an ETF through the acquisition of the fund by AB Emerging Markets Opportunities ETF (the “Acquiring Portfolio”), a series of AB Active ETFs, Inc., a Maryland corporation (the “Acquisition”). We sometimes refer to each of the Acquired Portfolio and Acquiring Portfolio as a “Portfolio” and together, the “Portfolios.”

Although the Adviser is also the investment adviser to the Acquiring Portfolio, AB Emerging Markets Opportunities ETF is managed by a different portfolio management team than that of Emerging Markets Portfolio and that team employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities to manage risk. While both AB Emerging Markets Opportunities ETF and Emerging Markets Portfolio are core strategies from a style standpoint and ultimately pursue similar objectives, the Portfolios’ investment strategies, holdings and country allocations differ in certain respects.

The Acquisition, which is expected to be consummated on or about January 23, 2026, is described in more detail in the enclosed Information Statement/Prospectus. You should review the Information Statement/Prospectus carefully and retain it for future reference. The Acquisition does not require stockholder approval, and therefore you are not being asked to vote.

The Acquisition is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). It is currently expected, however, that a portion of the securities held by the Acquired Portfolio will be sold prior to the consummation of the Acquisition, which will result in the Acquired Portfolio incurring brokerage and other transaction costs and realizing capital gains, some of which will be distributed to shareholders. The potential capital gain distribution, based on current estimates, could range from $0.75 to $2.98 per share, but the actual amount has not yet been determined. In connection with the Acquisition, the Acquiring Portfolio will acquire the assets of the Acquired Portfolio and assume the liabilities, expenses and obligations of the Acquired Portfolio, and you will receive shares of the Acquiring Portfolio and cash (corresponding to any fractional Acquired Portfolio shares), with an aggregate value equal to the value of your Acquired Portfolio shares as of the closing date of the Acquisition. Following the Acquisition, the Acquired Portfolio will be terminated.

We believe the Acquisition will result in multiple benefits for investors. The Board of Directors of SCB Fund, the members of which also oversee the management of the Acquiring Portfolio, has approved the Acquisition based on its determination that the Acquisition is in the best interest of the Acquired Portfolio and that the interests of stockholders of the Acquired Portfolio will not be diluted as a result of the Acquisition. Expected benefits include:

1.	Lower Total Expenses: The total annual fund operating expenses of the Acquiring Portfolio are expected to be lower than the total expenses of each share class of the Acquired Portfolio.

2.

Trading Flexibility: Unlike shares of the Acquired Portfolio, which can only be purchased or sold once per day based on the Acquired Portfolio’s net asset value (“NAV”) determined as of 4:00 p.m. Eastern Time, shares of the Acquiring Portfolio can be purchased or sold on an exchange throughout the trading day based on market prices, which will give the Acquiring Portfolio’s stockholders the benefit of intra-day tradability.

3.

Increased Transparency: As a stockholder of the Acquiring Portfolio, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Portfolio. The Acquired Portfolio does not provide full daily transparency into its underlying portfolio holdings.

4.	Enhanced Tax Efficiency: Reorganizing the Acquired Portfolio into the Acquiring Portfolio has the potential to reduce capital gains distributions and improve tax efficiency.

5.

Tax-Free Reorganization: The Acquisition is structured to be a tax-free reorganization under the Code. Stockholders of the Acquired Portfolio generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Acquisition (except with respect to cash received, as explained in the Information Statement/Prospectus). The Acquired Portfolio is, however, expected to distribute to its stockholders prior to the closing of the Acquisition all investment company taxable income, net tax-exempt income, if any, and net realized capital gains.

6.	Higher Invested Assets: The Acquiring Portfolio is expected to hold less cash than the Acquired Portfolio and may have the potential to have a higher portion of invested assets.

There are also certain risks, costs and other considerations associated with the Acquisition that should be considered, including the risk that shares of an ETF trade in the secondary market at prices that differ from their NAV, that stockholders of an ETF may be charged fees and commissions by their brokers when effecting transactions in ETF shares, that certain account types generally cannot hold shares of ETFs and certain other risks and considerations associated with ETF shares. In addition, because the Acquiring Portfolio is expected to effectuate many of its creations and redemptions of shares for cash rather than for securities, an investment in the Acquiring Portfolio is expected to be less tax-efficient than an investment in an ETF that effects redemptions of large aggregations of shares (“Creation Units”) primarily on an in-kind basis. The Adviser believes, however, that the benefits of the Acquisition substantially outweigh the risks, costs and other considerations.

Stockholders of the Acquired Portfolio should know the options available to them with respect to the Acquisition. Those include: (i) maintaining current positions in Acquired Portfolio shares and receiving Acquiring Portfolio shares on the closing date; (ii) exchanging Acquired Portfolio shares for shares of another eligible mutual fund prior to the Acquisition; and (iii) redeeming Acquired Portfolio shares prior to the Acquisition. Stockholders should also consider possible tax consequences of (ii) and (iii) since those would be outside of the tax-free Acquisition.

Importantly, in order to receive shares of the Acquiring Portfolio as part of the Acquisition, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of an ETF. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Acquisition. Instead, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of your Acquired Portfolio shares. The redemption of your Acquired Portfolio shares may be a taxable event. Private clients of Bernstein Private Wealth Management (“Bernstein”) generally will be eligible to receive shares of the Acquiring Portfolio.

Emerging Markets Portfolio currently offers Class Z shares and Emerging Markets Class (“Bernstein Class”) shares, although there are public stockholders of the Bernstein Class only. Given the different holders of Class Z shares (AB Funds only) and the Bernstein Class shares (Bernstein private clients only), both share classes will remain outstanding as separate share classes until the Acquisition.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of an ETF, please review the accompanying Information Statement/Prospectus closely for additional actions that you must take to receive shares of the Acquiring Portfolio as part of the Acquisition. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio.

Sincerely,

Alexander Chaloff

President, SCB Fund

QUESTIONS AND ANSWERS

Stockholders should read this entire Information Statement/Prospectus carefully. The following questions and answers will help explain the Acquisition (as defined below), including the reasons for the Acquisition. A more detailed discussion of the Acquisition follows this section.

Q.	What is this document and why did we send this document to you?

A.

The attached Information Statement/Prospectus provides you with information about the acquisition (the “Acquisition”) of Emerging Markets Portfolio (the “Acquired Portfolio”), a series of Sanford C. Bernstein Fund, Inc., a Maryland corporation, which is currently operated as a mutual fund, by AB Emerging Markets Opportunities ETF, a series of AB Active ETFs, Inc., a Maryland corporation (the “Acquiring Portfolio”).

The Acquiring Portfolio is an exchange-traded fund (“ETF”) and has a similar investment objective and identical fundamental investment policies as the Acquired Portfolio. Both Portfolios may be viewed as implementing “core” investment strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers. As an existing ETF, the Acquiring Portfolio’s shares are listed and traded on NYSE Arca, Inc. (the “Exchange”). The Acquisition will be accomplished in accordance with the Agreement and Plan of Acquisition and Termination (the “Plan”). The form of Plan is attached as Exhibit A to the Information Statement/Prospectus.

The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt of shares of the Acquiring Portfolio and cash (corresponding to any fractional Acquired Portfolio shares), with an aggregate value equal to the value of your Acquired Portfolio shares as of the closing date of the Acquisition, and (iv) the cessation of operations and termination of the Acquired Portfolio. Shares of the Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, the Acquired Portfolio stockholder will not receive a distribution of the Acquiring Portfolio’s shares and in lieu thereof will receive cash in redemption of their Acquired Portfolio shares, which could be a taxable event for the stockholder.

The IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES—QUESTIONS AND ANSWERS, beginning on page vii, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding Acquired Portfolio shares to holding shares of the Acquiring Portfolio.

Q.	Has the Board of Directors approved the Acquisition?

A.

Yes. Each Board of Directors overseeing the management of the Acquired Portfolio and the Acquiring Portfolio, which are composed of the same Directors, approved the Acquisition. After considering the recommendation of AllianceBernstein L.P. (the “Adviser”), the Board of Directors of SCB Fund (the “Acquired Portfolio Board” or a “Board”), including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Acquired Portfolio as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that participating in the Acquisition is in the best interests of the Acquired Portfolio and that the interests of existing Acquired Portfolio’s stockholders will not be diluted as a result of the Acquisition.

The Board of Directors of AB Active ETFs, Inc. (the “Acquiring Portfolio Board” or a “Board”), including all of the Independent Directors, also determined that the Acquisition is in the best interest of the Acquiring Portfolio and that the interests of existing Acquiring Portfolio’s stockholders will not be diluted as a result of the Acquisition.

Q.	Why is the Acquisition occurring?

A.

The Board concluded that the Acquisition, which was recommended by the Adviser, is in the best interests of the Acquired Portfolio because it is expected to provide certain potential benefits including lower total expenses, intra-day share trading flexibility, increased transparency of portfolio holdings and enhanced tax efficiency and higher invested assets due to reduced cash holdings. Prior to approving the Acquisition, the Board also took into consideration the differing risks and costs of the Portfolios, as set forth in more detail in the Information Statement/Prospectus. In reaching their conclusions, the Board considered the different advisory fee structures of the Portfolios, including a comparison of the fees and expenses for each Portfolio and the pro forma combined Portfolio, as well as the costs and expenses of the Acquisition, including that the Acquisition will be tax-free to stockholders in most instances (as discussed further in the Information Statement/Prospectus under “Information About the Plan – Federal Income Tax Consequences”). The Board considered that, expenses of the Acquired Portfolio relating to the Acquisition will be borne by the Acquired Portfolio, and expenses of the Acquiring Portfolio relating to the Acquisition will be borne by the Adviser pursuant to the unitary fee schedule (as discussed further in the Information Statement/Prospectus under “Information About the Plan—Who will bear the expenses of the Acquisition?”). The Board also considered that the Acquired Portfolio and the Acquiring Portfolio have similar investment objectives and identical fundamental investment policies, but different portfolio management teams. The Board considered that both Portfolios may be viewed as implementing “core” investment strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers.

Q.	How will the Acquisition affect me as a stockholder?

A.

When the Acquisition is consummated, you will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the Acquiring Portfolio, so long as you hold your shares of the Acquired Portfolio in a brokerage account that can hold shares of the Acquiring Portfolio. Upon completion of the Acquisition, you will own shares of the Acquiring Portfolio having an aggregate NAV equal to the value of the Acquired Portfolio shares you owned when the Acquisition happened, as adjusted for fractional shares (see below). Shares of the Acquiring Portfolio will be transferred to your brokerage account, or if you do not have a brokerage account that can hold shares of the Acquiring Portfolio, your Acquired Portfolio shares will be redeemed and you will receive a cash payment in redemption of those shares, which may be taxable. The Acquiring Portfolio does not issue fractional shares. As a result, some stockholders who are otherwise receiving shares of the Acquiring Portfolio may receive a small cash payment as of the closing date, which will be taxable, in lieu of a portion of their Acquired Portfolio shares.

After the Acquisition, individual shares of the Acquiring Portfolio may be purchased and sold on the NYSE Arca, Inc., the national securities exchange on which the Acquiring Portfolio shares are listed. Should you decide to purchase or sell shares of the Acquiring Portfolio after the Acquisition, you will need to place a trade through a broker who will execute your trade on the exchange at then current market prices. Because Acquiring Portfolio shares trade at market prices rather than at NAV, Acquiring Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV per share. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although most ETFs trade with no transaction fees (NTF) or commissions on many platforms.

It is currently expected that a portion of the securities held by the Acquired Portfolio will be sold prior to the consummation of the Acquisition, which will result in the Acquired Portfolio incurring brokerage and other transaction costs and realizing capital gains, some of which will be distributed to shareholders. The repositioning will generally involve (i) selling certain existing positions (some of which may be re-established by the Acquiring Portfolio following the closing of the Acquisition) due to applicable transfer and other restrictions arising from non-US legal requirements and (ii) otherwise eliminating or reducing existing positions, and adding to existing or establishing new positions to conform the portfolio to the investment strategy of the Acquiring Portfolio. The potential capital gain distribution, based on current estimates, could range from $0.75 to $2.98 per share, but the actual amount has not been determined. A more detailed overview of the anticipated tax consequences of the Acquisition is described below in the Information Statement/Prospectus, “Summary—What are the federal income tax consequences of the Acquisition.”

Q.	Am I Being Asked to Vote on the Acquisition?

A.	No. Stockholders are not required to approve the Acquisition under Maryland law or the 1940 Act.

Q.	Will the Acquisition affect the way my investments are managed?

A.

Yes. Although, the Adviser is also the investment adviser to the Acquiring Portfolio, the Acquiring Portfolio is managed by a different portfolio management team than that of the Acquired Portfolio and that team employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities to manage risk. The Portfolios have, however, similar investment objectives and identical fundamental investment policies. Both Portfolios may be viewed as implementing “core” investment strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers.

For additional information, please see the sections entitled “Comparison of Investment Objectives and Policies” and “Principal Risks” in the attached Information Statement/Prospectus.

The Portfolios use the same benchmark, the MSCI Emerging Markets Index, reflecting the similarities in their investment strategies. The Portfolios are also tracked by Morningstar in the same category, the “Diversified Emerging Markets Equity” category. Lipper places both the Acquired Portfolio and the Acquiring Portfolio in its “Emerging Market Fund” category.

The investment strategy, holdings and country allocations of the Acquiring Portfolio are expected to differ from the current strategy and positions of the Acquired Portfolio. While both Portfolios are “core” strategies from a style standpoint and ultimately pursue similar objectives, they currently take different approaches to do so. The Acquired Portfolio combines multiple distinct style-focused investment strategies (Emerging Markets Opportunities, Emerging Markets Value and Emerging Markets Growth), supported by research from across multiple teams, to construct a diversified and style-balanced, core portfolio. The Acquiring Portfolio, in contrast, invests in a portfolio managed and constructed separately by a single team, using its own distinct process and philosophy (“EMOP strategy”). The Acquiring Portfolio is not style-balanced, and it invests in a smaller universe of securities. The Acquired Portfolio is also designed to have higher turnover and to have a larger number of holdings (130-180 names) than the more concentrated portfolio holdings of the Acquiring Portfolio (50-70 names). The Acquired Portfolio typically invests in more than 20 countries—the breadth of its investment universe requires significant research support, with analysts supporting its investments (drawn from the growth, value and emerging markets equities analyst teams). In addition, the Acquiring Portfolio is not currently expected to hedge or actively manage its currency exposure (although it will have the ability to do so), while the Acquired Portfolio engages in currency hedging to mitigate risk. The Acquired Portfolio may at times have large country overweights and underweights versus the benchmark, and currency hedging is implemented to reduce these country-specific currency risks. The Acquiring Portfolio’s country overweights and underweights versus its benchmark would be more limited (typically +/- 5%), thereby limiting country-specific currency risk relative to the benchmark. Both Portfolios are “diversified”. As noted above, the Portfolios are also managed by different investment teams. The Acquired Portfolio is managed by Sammy Suzuki, John Lin and Ivan Kim, while the Acquiring Portfolio is managed by Mr. Suzuki, Denise Boynton and Jacopo Coletto.

Q.	Are there any differences in risks between the Acquired Portfolio and Acquiring Portfolio?

A.

Yes. While many of the risks of investing in the Acquired Portfolio and the Acquiring Portfolio are substantially similar, the Acquiring Portfolio is subject to certain risks unique to operating as an ETF and to its investment policies. For example, you will be subject to the risk that shares of the Acquiring Portfolio will trade at market prices that are above (premium) or below (discount) the Acquiring Portfolio’s NAV per share, whereas shares of the Acquired Portfolio are purchased and sold at prices based upon their NAV as next determined after an order is received. You will also be subject to the risk that the Acquiring Portfolio’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Portfolio, do not engage in such transactions, which could cause the Acquiring Portfolio’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see the section entitled “Principal Risks.” We discuss these risks later in the Information Statement/Prospectus.

Q.	Will the fees and expenses of the Acquiring Portfolio be lower than the fees and expenses of the Acquired Portfolio?

A.	Yes. The Acquiring Portfolio has a lower total expense ratio than the total expense ratio of each share class of the Acquired Portfolio.

More information on the effects of the potential expense reductions is available in the Information Statement/Prospectus.

Q.	Are there other benefits that I could experience as a stockholder of the Acquiring Portfolio?

A.

Yes. In addition to lower total expenses, as a stockholder of the Acquiring Portfolio you could also benefit from intra-day trading flexibility, increased transparency of portfolio holdings, and the potential for enhanced tax efficiency.

•

Trading Flexibility. As a stockholder of the Acquired Portfolio, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio. This NAV is calculated once per business day. As a stockholder of the Acquiring Portfolio, however, you will be able to purchase and sell shares of the Acquiring Portfolio throughout a trading day on the secondary market. These trades will occur at then current market prices, which may be higher or lower than the Acquiring Portfolio’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions throughout the trading day, rather than waiting to transact at the Acquiring Portfolio’s NAV per share.

•

Increased Transparency. Currently, the Acquired Portfolio only provides periodic disclosure of its complete portfolio holdings. In contrast, the Acquiring Portfolio makes its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Portfolio, can be found on the Acquiring Portfolio’s website at www.abfunds.com.

•

Enhanced Tax Efficiency. Stockholders of the Acquired Portfolio also are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows stockholders of an ETF to defer the realization of a portion of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can result in the realization of capital gains by the mutual fund that impact all taxable stockholders of

v

the mutual fund. Because the Acquiring Portfolio expects to effectuate many of its creations and redemptions of shares for cash rather than for securities, an investment in this ETF is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

Q.	What other differences should I be aware of as a stockholder of the Acquiring Portfolio?

A.

Currently, as a stockholder of the Acquired Portfolio, which is a mutual fund, you can only purchase or redeem your Acquired Portfolio shares at a price based on the Acquired Portfolio’s NAV that is next calculated after your order is received by the Acquired Portfolio, subject to any applicable sales charges and fees.

By contrast, Acquiring Portfolio shares, which are ETF shares, may only be purchased and sold on the secondary market through a broker at then current market prices. When you buy or sell shares of the Acquiring Portfolio through a broker, you may incur a brokerage commission or other charges imposed by the broker. Furthermore, as discussed in more detail below, not all account types can hold shares of ETFs.

In addition, currently, the Acquired Portfolio operates with a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. By contrast, the Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares and all stockholders will own shares of common stock of the Acquiring Portfolio rather than a particular class of shares.

Q.	Will stockholders have to pay any sales load, commission or other similar fee in connection with the Acquisition?

A.	No. Stockholders will not pay any sales load, commission or other similar fee in connection with receiving Acquiring Portfolio (ETF) shares in the Acquisition.

Q.	When will the Acquisition take place?

A.

The Acquisition is expected to close on or about January 23, 2026 (the “Closing Date”). The Acquired Portfolio intends to publicly disclose material developments with respect to the Acquisition, including any changes to closing date of the Acquisition.

Q.	Who will bear the expenses of the Acquisition?

A.

Under the Plan, expenses of the Acquired Portfolio relating to the Acquisition will be borne by the Acquired Portfolio, and expenses of the Acquiring Portfolio relating to the Acquisition will be borne by the Adviser pursuant to the unitary fee schedule. The expenses of the Acquisition are expected to include legal, audit and printing and mailing expenses. Portfolio repositioning is also expected to result in brokerage and other transaction costs.

Q.	Will the Acquisition result in any federal tax liability to me?

A.

The Acquisition is intended to be treated as a tax-free Acquisition for U.S. federal income tax purposes. If the Acquisition qualifies for tax-free treatment, Acquired Portfolio stockholders who are U.S. citizens or permanent residents would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Portfolio shares for Acquiring Portfolio shares pursuant to the Acquisition (except with respect to cash received).

In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Acquired Portfolio shares is returned to you or if your Acquired Portfolio shares are transferred by your financial intermediary to a different investment option because you did not hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Acquisition.

The Adviser anticipates engaging in portfolio transactions for the Acquired Portfolio prior to the closing of the Acquisition. These portfolio transactions are expected to result in realized capital gains, some of which would be distributed to stockholders of the Acquired Portfolio prior to the closing of the Acquisition. This distribution may be subject to tax. More information is available in the enclosed Information Statement/Prospectus in the section entitled “Information About the Plan—Federal Income Tax Consequences.”

Stockholders should consult their tax advisors about possible federal, state, local and foreign tax consequences of the Acquisition, if any, because the information about tax consequences in this document relates to the U.S. federal income tax consequences of the Acquisition only.

Q.	Can I purchase, redeem or exchange Acquired Portfolio shares before the Acquisition takes place?

A.

Yes. You can purchase Acquired Portfolio shares until January 16, 2026. You can exchange or redeem Acquired Portfolio shares until January 22, 2026. Any shares of the Acquired Portfolio that are not exchanged or redeemed prior to closing of the Acquisition will be used to determine the number of Acquiring Portfolio shares and/or amount of cash you will receive in the Acquisition, unless your shares of the Acquired Portfolio are not held in a brokerage account that can hold ETF shares. If you do not hold your shares in a brokerage account, your shares will be redeemed immediately before the Acquisition, which could be a taxable event for you.

Q.	Whom do I contact for further information?

A.

You can contact your financial advisor or other financial intermediary for further information. You also may contact the Adviser at 800-221-5672. You can also find information online at www.abfunds.com.

Important additional information about the Acquisition is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR ACCOUNT HOLDING ACQUIRED PORTFOLIO SHARES

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your account holding Acquired Portfolio shares prior to the Acquisition in order to receive shares of the Acquiring Portfolio.

Q.	What types of accounts can receive shares of the Acquiring Portfolio as part of the Acquisition?

A.

If you hold your Acquired Portfolio shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Portfolio in the Acquisition. No further action is required.

Private clients of Bernstein Private Wealth Management (“Bernstein”) generally will be eligible to receive shares of the Acquiring Portfolio in the Acquisition.

Q.	What types of accounts cannot receive shares of the Acquiring Portfolio in the Acquisition?

A.	The following account types generally cannot hold shares of ETFs:

•

Non-Accommodating Brokerage Accounts. If you hold your Acquired Portfolio shares in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

•

Non-Accommodating Retirement Accounts. If you hold your Acquired Portfolio shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to make a new investment selection in your non-accommodating retirement account or your financial intermediary may divest you from the Acquired Portfolio and select a different investment option prior to the Acquisition.

If you are unsure about the ability of your account to accept shares of the Acquiring Portfolio, please call 800-221-5672 or contact your financial advisor or other financial intermediary (if you are a private client of Bernstein, please contact your Bernstein advisor).

Q.	How do I transfer my Acquired Portfolio shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Portfolio shares?

A.

The broker where you hold your Acquired Portfolio shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to hold ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.	What will happen if I do not have a brokerage account that can accept Acquiring Portfolio shares at the time of the Acquisition?

A.

If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio in the Acquisition. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment to a different investment option prior to the Acquisition. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses charged by your intermediary and may also be subject to tax. It may take time for you to receive your cash payments. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that the Acquisition will have on you and your investments.

Q.	What if I don’t want to hold ETF shares?

A.

If you don’t want to receive Acquiring Portfolio shares in the Acquisition, you may redeem your Acquired Portfolio shares or exchange those shares for shares of another eligible mutual fund prior to the Acquisition. Currently, the Acquired Portfolio expects the last day to redeem your Acquired Portfolio shares or exchange your Acquired Portfolio shares for shares of another eligible mutual fund will be January 22, 2026. Generally, there are no costs or fees associated with an exchange of Acquired Portfolio shares. The redemption or exchange of your Acquired Portfolio shares may be a taxable event.

INFORMATION STATEMENT/PROSPECTUS

Acquisition of the Assets and Assumption of the Liabilities of

SANFORD C. BERNSTEIN FUND, INC. — EMERGING MARKETS PORTFOLIO

By, and in Exchange for the Shares of,

AB ACTIVE ETFs, INC. — AB EMERGING MARKETS OPPORTUNITIES ETF

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

November 3, 2025

This Information Statement/Prospectus is being furnished to you as a stockholder of Emerging Markets Portfolio (the “Acquired Portfolio”), a series of Sanford C. Bernstein Fund, Inc., a Maryland corporation (“SCB Fund”), to inform you of a plan to reorganize the Acquired Portfolio into an exchange-traded fund (“ETF”), which is managed by AllianceBernstein L.P. (the “Adviser”).

The Acquired Portfolio will be reorganized into AB Emerging Markets Opportunities ETF (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”), an ETF that is a series of AB Active ETFs, Inc., a Maryland corporation (together with SCB Fund, the “Companies” and, each, a “Company”), and the Acquired Portfolio will subsequently be liquidated (the “Acquisition”). We sometimes refer to each of the Acquired Portfolio and Acquiring Portfolio as a “Portfolio” and together, the “Portfolios.”

The Board of Directors of SCB Fund (who are also the Directors of AB Active ETFs, Inc.) (the “Acquired Portfolio Board” or “Board”) approved the Acquisition. The Acquired Portfolio Board, including all of the Independent Directors (i.e., directors who are not “interested persons” of the Acquired Portfolio as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that, for the Acquired Portfolio, participation in the Acquisition is in the best interests of the Acquired Portfolio and that the interests of existing Acquired Portfolio stockholders will not be diluted as a result of the Acquisition.

The Board of Directors of AB Active ETFs, Inc. (who are also the Directors of SCB Fund) (the “Acquiring Portfolio Board” or “Board”) also approved the Acquisition. The Acquiring Portfolio Board, including all of the Independent Directors (i.e., directors who are not “interested persons” of the Acquiring Portfolio as defined in the 1940 Act), determined that, for the Acquiring Portfolio, participation in the Acquisition is advisable and in the best interests of the Acquiring Portfolio and that the interests of existing Acquiring Portfolio’s stockholders will not be diluted as a result of the Acquisition.

The Acquisition will be accomplished in accordance with the Agreement and Plan of Acquisition and Termination (the “Plan”). The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt of shares of the Acquiring Portfolio and cash (corresponding to any fractional Acquired Portfolio shares), with an aggregate value equal to the value of your Acquired Portfolio shares as of the Closing Date (as defined below), and (iv) the cessation of operations and termination of the Acquired Portfolio. A copy of the form of the Plan is included as Exhibit A to this Information Statement/Prospectus.

For U.S. federal income tax purposes, the Acquisition is structured to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). The Acquired Portfolio is, however, expected to engage in portfolio transactions prior to the closing of the Acquisition. These portfolio transactions are expected to result the Portfolio realizing capital gains, some of which would be distributed to stockholders of the Portfolio prior to the closing of the Acquisition. This distribution may be subject to tax.

If you are a stockholder of the Acquired Portfolio at the closing of the Acquisition, you will receive shares of the Acquiring Portfolio and, in some cases, cash that combined with the shares will have the same value as your Acquired Portfolio shares on that date. Shares of the Acquiring Portfolio are not issued in fractional shares. As a result, cash will be paid to some stockholders in lieu of fractional shares of the Acquiring Portfolio, which may be taxable. In addition, if you do not hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Acquisition, you will not receive shares of the Acquiring Portfolio as part of the Acquisition. Instead, your Acquired Portfolio shares will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Acquisition. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that the Acquisition will have on you and your investments.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT IF YOU WOULD LIKE TO RECEIVE ETF SHARES UPON THE CLOSING DATE OF THE ACQUISITION, PLEASE CONFIRM WHETHER YOUR BROKERAGE ACCOUNT CAN ACCEPT SHARES OF AN ETF (AND, IF NOT, TAKE THE ACTIONS DESCRIBED HEREIN). IF YOU DO NOT WISH TO RECEIVE ETF SHARES IN CONNECTION WITH THE ACQUISITION, PLEASE SEE BELOW FOR THE EXPECTED LAST DAYS TO EXCHANGE OR REDEEM ACQUIRED PORTFOLIO SHARES.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY. STOCKHOLDERS ARE NOT ENTITLED TO VOTE ON THE ACQUISITION.

The Acquired Portfolio and the Acquiring Portfolio have similar investment objectives and identical fundamental investment policies, but different portfolio management teams. Both Portfolios may be viewed as implementing “core” investments strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers. The principal executive offices of SCB Fund and AB Active ETFs, Inc. are located at 66 Hudson Boulevard East, 26th Floor, New York, New York 10001.

Shares of the Acquiring Portfolio are listed for trading on NYSE Arca, Inc. (the “Exchange”).

The Acquisition is anticipated to occur after the close of trading on or about January 23, 2026 (the “Closing Date”). The Closing Date may be delayed. The Acquired Portfolio intends to publicly disclose any changes to the Closing Date. In preparation for the closing of the Acquisition, purchase orders must be received by the Acquired Portfolio by January 16, 2026 and exchange orders and redemption orders must be received by the Acquired Portfolio by January 22, 2026. These dates may change if the Closing Date of the Acquisition changes.

Any Acquired Portfolio shares that you hold after the final redemption date will be used to determine the number of Acquiring Portfolio shares and/or amount of cash that you will receive in the Acquisition.

Your newly-issued shares of the Acquiring Portfolio received in the Acquisition can be traded on the Exchange beginning on January 26, 2026, unless there is a change to the Closing Date.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth the information that you should know before investing. This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by AB Active ETFs, Inc. with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Portfolio and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Information Statement/Prospectus and the proposed Acquisition (the “Statement of Additional Information”), dated November 3, 2025, is available upon request and without charge by contacting the Portfolios. The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus.

•	Acquired Portfolio prospectus and SAI dated January 31, 2025 for SCB Fund which is on file with the SEC (File Nos. 811-05555 and 33-21844) (Accession No. 0000919574-25-000546);

•	Acquiring Portfolio prospectus dated May 31, 2025 for AB Active ETFs, Inc. which is on file with the SEC (File Nos. 811-23799 and 333-264818) (Accession No. 0000919574-25-003448);

•	Acquiring Portfolio SAI dated May 31, 2025, as revised June 18, 2025 for AB Active ETFs, Inc. which is on file with the SEC (File Nos. 811-23799 and 333-264818) (Accession No. 0000919574-25-003641).

The file numbers of SCB Fund are 811-05555 and 33-21844 and the file numbers of AB Active ETFs, Inc. are 811-23799 and 333-264818.

The Acquired Portfolio can be reached by calling 800-221-5672 or by writing to AllianceBernstein Investor Services, Inc. (“ABIS”), P.O. Box 786003, San Antonio, TX 78278-6003, or with respect to private clients of Bernstein, by contacting your Bernstein advisor, by calling 212-486-5800, or by writing to 501 Commerce Street, Nashville, Tennessee 37203.

The prospectus, statement of additional information, and Annual Reports and Semi-Annual Reports of the Acquired Portfolio are available at www.abfunds.com or www.bernstein.com.

You may request free copies of the prospectus and SAI of the Acquired Portfolio (including any supplement thereto) and the prospectus and SAI of the Acquiring Portfolio from ABIS by calling 800-221-5672, or by writing to P.O. Box 786003, San Antonio, Texas 78278-6003, or with respect to private clients of Bernstein, by contacting your Bernstein advisor, by calling 212-486-5800, or by writing to 501 Commerce Street, Nashville, Tennessee 37203.

You may also request free copies of the prospectus and SAI of the Acquiring Portfolio from Foreside Fund Services, LLC (“Foreside”) by calling (800) 243-5994, or by writing to Three Canal Plaza, Suite 100, Portland, Maine 04101.

All available materials have been filed with the SEC.

SCB Fund and AB Active ETFs, Inc. also file proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Information Statement/Prospectus dated November 3, 2025, is expected to be mailed to stockholders of the Acquired Portfolio on or about November 3, 2025.

AN INVESTMENT IN A PORTFOLIO IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Stockholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Acquisition, a form of which is attached to this Information Statement/Prospectus in Exhibit A, and the Acquiring Portfolio Prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “stockholder”, “you”, and “your” refer to stockholders of the Acquired Portfolio.

What is happening to the Acquired Portfolio?

The Acquired Portfolio, which is currently operated as a mutual fund, will be reorganized into an ETF through the acquisition of the Acquired Portfolio by the Acquiring Portfolio. The Acquiring Portfolio has similar investment objectives and identical fundamental investment policies as the Acquired Portfolio. Both Portfolios may be viewed as implementing “core” investment strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers. As an ETF, the Acquiring Portfolio’s shares are traded on the NYSE Arca, Inc. (the “Exchange”). The transaction between the Acquired Portfolio and the Acquiring Portfolio is referred to in this Information Statement/Prospectus as the “Acquisition.” The Acquisition will be accomplished in accordance with the Plan. For reference purposes, the names of the Acquired Portfolio and Acquiring Portfolio are set forth below.

Acquired Portfolio	Acquiring Portfolio
Emerging Markets Portfolio, a series of SCB Fund	AB Emerging Markets Opportunities ETF, a series of AB Active ETFs, Inc.

How will the Acquisition work?

The Plan provides for (i) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio, (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio, (iii) the receipt of shares of the Acquiring Portfolio and cash (corresponding to any fractional Acquired Portfolio shares) by a stockholder of the Acquired Portfolio with an aggregate value equal to the value of the stockholder’s Acquired Portfolio shares as of the Closing Date, and (iv) the cessation of operations and termination of the Acquired Portfolio. Stockholders of the Acquired Portfolio will not be assessed any sales charges or other stockholder fees in connection with the Acquisition.

Shares of the Acquiring Portfolio will be transferred to each stockholder’s brokerage account if such brokerage account is able to hold ETF shares. If a stockholder does not hold their Acquired Portfolio shares in a brokerage account, or a stockholder holds their Acquired Portfolio shares in a brokerage account that cannot hold ETF shares, the stockholder will not receive a distribution of the Acquiring Portfolio’s shares. Instead, the stockholder will receive a cash payment in redemption of their Acquired Portfolio shares before the Acquisition is effected. This exchange will occur on the Closing Date of the Acquisition, which is the specific date on which the Acquisition takes place. The Closing Date of the Acquisition is expected to occur after the close of business on or about January 23, 2026.

Why is the Acquisition happening and did the Boards approve the Acquisition?

After considering the recommendation of the Adviser, the Directors of the Acquired Portfolio Board (who are also the Directors of AB Active ETFs, Inc.) and the Directors of the Acquiring Portfolio Board determined that the Acquisition is in the best interests of the Acquired Portfolio and Acquiring Portfolio and that the interests of stockholders of the Acquired Portfolio will not be diluted as a result of the Acquisition.

The Acquiring Portfolio has a similar investment objective and identical fundamental investment objectives as the Acquired Portfolio. Both Portfolios may be viewed as implementing “core” investments strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers. Similar to the Acquired Portfolio, the Adviser serves as the investment adviser to the Acquiring Portfolio. The Acquiring Portfolio, however, is managed by a different investment team than that of the Acquired Portfolio.

Expected benefits include:

1.	Lower Total Expenses: The total annual fund operating expenses of the Acquiring Portfolio are lower than the total expenses of each share class of the Acquired Portfolio.

2.

Trading Flexibility: Unlike shares of the Acquired Portfolio, which can only be purchased or sold once per day based on the Acquired Portfolio’s NAV determined as of 4:00 p.m. Eastern Time, shares of the Acquiring Portfolio can be purchased or sold on an exchange throughout the trading day based on market prices, which will give the Acquiring Portfolio’s stockholders the benefit of intra-day tradability.

3.

Increased Transparency: As a stockholder of the Acquiring Portfolio, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Portfolio. The Acquired Portfolio does not provide full daily transparency into its underlying portfolio holdings.

4.

Enhanced Tax Efficiency: Reorganizing the Acquired Portfolio into the Acquiring Portfolio has the potential to reduce capital gains distributions and improve tax efficiency. The Acquired Portfolio Board considered the potential for tax efficiencies inherent in the ETF investment vehicle. The ETF structure of the Acquiring Portfolio may provide benefits with respect to capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance the mutual fund’s holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund. By contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs (as compared to mutual funds) for the same process. As a result, stockholders in an ETF generally realize most of their capital gains on their investment in the ETF when they sell their ETF shares. These potential tax benefits may not be realized fully if an ETF effectuates all or a portion of the issuance and redemption of large aggregations of shares (“Creation Units”) for cash, rather than in-kind securities. Because the Acquiring Portfolio expects to effect many of its creations and redemptions of shares for cash rather than for securities, an investment in this ETF is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

5.

Tax-Free Reorganization: The Acquisition is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Stockholders of the Acquired Portfolio generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Acquisition (except with respect to cash received, as explained in the Information Statement/Prospectus). The Adviser anticipates engaging in portfolio transactions for the Acquired Portfolio prior to the closing of the Acquisition. These portfolio transactions are expected to result in realized capital gains, some of which would be distributed to stockholders of the Acquired Portfolio prior to the closing of the Acquisition. This distribution may be subject to tax.

6.

Prospects for Growth: The Acquisition should provide an opportunity for the Acquiring Portfolio’s asset growth, particularly in the retail channel, increasing the chances of its long-term viability. Given the unitary fee structure, however, asset growth is not expected to result in a reduction in ETF expenses.

7.	Higher Invested Assets: The Acquiring Portfolio is expected to hold less cash than the Acquired Portfolio and may have the potential to have a higher portion of invested assets.

The Acquired Portfolio Board considered that there are certain risks and considerations associated with the Acquisition, including (i) the risk that shares of an ETF trade in the secondary market at prices that differ from their NAV; (ii) that as stockholders of an ETF after the Acquisition, stockholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Portfolio shares that the stockholders did not experience as mutual fund stockholders; (iii) that certain account types generally cannot hold shares of ETFs; (iv) certain other risks associated with ETF shares as compared to mutual funds; and (v) that the distributions by the Acquired Portfolio to its stockholders prior to the Closing Date of the Acquisition may, for taxable stockholders, be subject to tax. They also discussed the costs of the Acquisition and who would bear them, as discussed elsewhere herein, and the tax efficiency considerations noted above. However, the Acquired Portfolio Board believes that the benefits of the ETF structure outweigh these risks, costs and other considerations.

The Acquired Portfolio Board, including all of the Directors who are not “interested persons” (as defined in the 1940 Act) (together, the “Independent Directors”), after careful consideration, has determined that the Acquisition is in the best interests of the Acquired Portfolio and will not dilute the interests of the existing stockholders of the Acquired Portfolio. The Acquired Portfolio Board made this determination, upon the recommendation of the Adviser, based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Acquisition in the section entitled “Reasons for the Acquisition and Board Considerations.”

Similarly, the Board of Directors of AB Active ETFs, Inc., including all of the Independent Directors, has approved the Acquisition with respect to the Acquiring Portfolio. The Board of Directors of AB Active ETFs, Inc. has determined that the Acquisition is advisable and in the best interest of the Acquiring Portfolio and will not dilute the interests of the existing stockholders of the Acquiring Portfolio.

How will the Acquisition affect me?

When the Acquisition is consummated, you will cease to be a stockholder of the Acquired Portfolio and will become a stockholder of the Acquiring Portfolio. As described in more detail above, upon completion of the Acquisition, you will receive shares of the Acquiring Portfolio and in certain cases, cash, having an aggregate value equal to the aggregate value of the Acquired Portfolio shares you owned on the Closing Date of the Acquisition. Shares of the Acquiring Portfolio are not issued in fractional shares. In addition to Acquiring Portfolio shares received in the Acquisition, those stockholders will also receive a cash payment in lieu of the fractional shares that would otherwise have been issued in the Acquisition, and that cash payment is expected to be taxable unless the account is tax advantaged. Some stockholders hold their shares in brokerage accounts with an intermediary who is able to manage fractional share allocations. For those stockholders, no cash payment in lieu of fractional shares is required.

In order to receive shares of the Acquiring Portfolio as part of the Acquisition, you must hold your Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Acquisition. If you do not hold your Acquired Portfolio shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Acquisition. Instead, your investment will be liquidated and you will receive a cash payment in redemption of your Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Acquisition. In some cases, the liquidation of your Acquired Portfolio shares and your receipt of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Payment of redemption proceeds may take up to seven days. Please consult with your financial intermediary for more information on the impact that the Acquisition will have on you and your investments.

If you do not currently hold your Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio, please see the separate Q&A that accompanies this Information Statement/Prospectus, for additional actions that you must take to receive shares of the Acquiring Portfolio as part of the Acquisition. No further action is required for stockholders that hold Acquired Portfolio shares through a brokerage account that can hold shares of the Acquiring Portfolio.

After the Acquisition, individual shares of the Acquiring Portfolio may only be purchased and sold by most investors (other than Authorized Participants, as defined herein, that may acquire and redeem shares in Creation Units) in the secondary market. Shares of the Acquiring Portfolio will be listed on the Exchange. Shares of the Acquiring Portfolio may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Portfolio after the Acquisition, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Portfolio’s shares will trade at market prices rather than at NAV, the Acquiring Portfolio’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Portfolio’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

The Acquired Portfolio operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Portfolio, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike stockholders of the Acquired Portfolio, stockholders of the Acquiring Portfolio will not own a particular class of shares.

Who will bear the expenses of the Acquisition?

Under the Plan, expenses of the Acquired Portfolio relating to the Acquisition will be borne by the Acquired Portfolio, and expenses of the Acquiring Portfolio relating to the Acquisition will be borne by the Adviser pursuant to the unitary fee schedule. The expenses of the Acquisition are expected to include legal, audit and printing and mailing expenses. Portfolio repositioning is also expected to result in brokerage and other transaction costs.

What are the federal income tax consequences of the Acquisition?

As a condition to the closing of the Acquisition, the Acquired Portfolio and Acquiring Portfolio must receive an opinion of Seward & Kissel LLP (“Seward & Kissel”) to the effect that the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, it is expected that neither you nor, in general, the Acquiring Portfolio will recognize gain or loss as a direct result of the Acquisition of the Acquired Portfolio (except with respect to cash received by a stockholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for Acquiring Portfolio shares that you receive will be the same as the holding period and aggregate tax basis of Acquired Portfolio shares that you surrender in the Acquisition. If you do not hold your Acquired Portfolio shares through a brokerage account that can receive ETF shares in the Acquisition, your Acquired Portfolio shares will be liquidated, in which case you will receive a cash payment, or your shares of the Acquired Portfolio will be exchanged for shares of AB Government Money Market Portfolio. In some cases, the liquidation or transfer of your investment could be subject to fees, expenses and potentially, tax on the increase in value of your investment. Prior to the consummation of the Acquisition, you may redeem your Acquired Portfolio shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

In connection with the Acquisition, it is currently expected that a portion of the securities held by the Acquired Portfolio (up to approximately 65%) will be sold prior to the consummation of the Acquisition, which will result in the Acquired Portfolio incurring brokerage and other transaction costs and realizing capital gains, some of which will be distributed to shareholders. The Ac-

quired Portfolio will generally (i) sell certain existing positions (some of which may be re-established by the Acquiring Portfolio following the closing of the Acquisition) due to applicable transfer and other restrictions arising from non-US legal requirements and (ii) otherwise eliminate or reduce existing positions, add to existing positions or establish new positions to conform the portfolio to the investment strategy of the Acquiring Portfolio. Until the closing of the Acquisition, the Acquired Portfolio may also engage in customary securities transactions, including sales as required to pay proceeds to redeeming shareholders. Actual portfolio sales will be based on portfolio managers’ investment decisions and are subject to market conditions, portfolio composition, and other factors at the time of, or prior to, the closing of the Acquisition and will be at the discretion of the Adviser. Although subject to market conditions at the time of any disposition, the Adviser currently expects that sales of portfolio securities by the Acquired Portfolio will likely result in the realization and recognition of capital gain for the Acquired Portfolio. The extent of potential capital gains cannot currently be determined with certainty.

Although currently the Acquired Portfolio has capital loss carryforwards available to offset a portion of the anticipated realized gains from these portfolio transactions, the Adviser currently estimates that such carryforwards will not be sufficient to offset all such estimated realized gains due to portfolio transactions. It is currently estimated that the Acquired Portfolio will make taxable capital gain distributions of approximately $0.75 to $2.98 per share (representing approximately 2.3% to 9.2% of NAV) to its stockholders as a result of the repositioning (based on assets as of June 30, 2025 and different assumptions about redemption levels and market activity prior to the Acquisition). The actual amount of the anticipated capital gain distributions may change depending on general market conditions, specific security selection factors and on transactions entered into by the Acquired Portfolio prior to the Closing Date. Stockholders of the Acquired Portfolio holding their shares in a taxable account will generally be taxed on any such resulting capital gain distributions. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $4.5 million (approximately 37 basis points of the Acquired Portfolio’s net assets, as of June 30, 2025, although a portion of such costs may be incurred by the Acquiring Portfolio in light of foreign market security transfer restrictions).

You should consult your tax advisor regarding the effect, if any, of the Acquisition, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Acquisition, please see the section “Information About the Plan—Federal Income Tax Consequences.”

How do the Portfolios’ investment objectives, investment strategies, and investment policies compare?

The Acquired Portfolio and Acquiring Portfolio have similar investment objectives and identical fundamental investment policies. Both Portfolios may be viewed as implementing “core” investments strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers. The investment objectives and investment strategies are described in more detail below in Comparison of Some Important Features of the Portfolios—Comparison of Investment Objectives and Policies. Additional information about the differences in the strategies of the Portfolios and in the implementation of those strategies by the Adviser is set forth under “Questions and Answers—Will the Acquisition affect the way my investments are managed?”

What are the principal risks of an investment in the Portfolios?

The risks of an investment in the Acquired Portfolio and the Acquiring Portfolio are similar, except that the Acquiring Portfolio is subject to certain risks and considerations unique to operating as an ETF and to its investment policies, as described in more detail below in “Comparison of Some Important Features of the Portfolios—Principal Risks.”. The Acquiring Portfolio is subject to the following risks for ETFs:

•

Cash Transactions Risk: The Portfolio intends to effectuate all or a portion of the issuance and redemption of Creation Unit orders for cash, rather than in-kind securities. As a result, an investment in the Portfolio is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Portfolio will generally cause the Portfolio to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Portfolio intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to stockholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause stockholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Portfolio sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Portfolio shares than for ETFs that receive and distribute portfolio securities in-kind. The Portfolio’s use of cash for creations and redemptions could also result in dilution to the Portfolio and increased transaction costs, which could negatively impact the Portfolio’s ability to achieve its investment objective.

•

ETF Share Price and Net Asset Value Risk: The Portfolio’s shares are listed for trading on the Exchange. Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio’s shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

•

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant relationship with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV per share, or the Portfolio could face trading halts or de-listing.

•

Active Trading Market Risk: There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

The Portfolios are managed by different investment teams. The Acquired Portfolio is managed by Sammy Suzuki, John Lin and Ivan Kim, while the Acquiring Portfolio is managed by Sammy Suzuki, Denise Boynton and Jacopo Coletto.

The Acquired Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Issuers of these securities may be large-, mid- or small-capitalization companies.

For further information about the risks of investments in the Portfolios, see “Principal Risks” below.

How will the Acquisition affect the fees and expenses that I pay as a stockholder of a Portfolio?

The Acquiring Portfolio has a lower total expense ratio than the total expense ratio of each share class of the Acquired Portfolio. The lower total expense ratio of the Acquiring Portfolio is attributable primarily to its advisory fee arrangement, which has been established as a unitary fee and priced in comparison to other ETFs with a similar fee arrangement and similar investment objectives, policies and strategies. A comparison of the fees and expenses of the Acquired Portfolio and Acquiring Portfolio is provided below under the heading, “Comparison of Fees.”

What are the distribution arrangements for the Portfolios?

Sanford C. Bernstein & Co., LLC (“Bernstein LLC”) acts as the distributor for the Bernstein Class shares of the Acquired Portfolio and AllianceBernstein Investments, Inc. (“ABI”) serves as the distributor for the Class Z shares of the Acquired Portfolio. The Acquiring Portfolio is distributed by Foreside Fund Services, LLC (“Foreside”), which serves as the principal underwriter for the shares of the Acquiring Portfolio. Foreside and ABI are registered with the SEC as broker-dealers under the Exchange Act, and each is a member of the Financial Industry Regulatory Association (“FINRA”). Foreside or its agent distributes Creation Units for the Acquiring Portfolio on an agency basis. Foreside does not maintain a secondary market in shares of the Acquiring Portfolio. Foreside has no role in determining the investment policies of the Acquiring Portfolio or the securities that are purchased or sold by the Portfolio. Foreside’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

What are the Portfolios’ arrangements for purchases, exchanges and redemptions?

The Acquired Portfolio and Acquiring Portfolio have different procedures for purchasing, exchanging and redeeming shares. You may refer to the Acquiring Portfolio’s Prospectus, which accompanies this Information Statement/Prospectus, under the section titled “Investing in the Fund” for the procedures applicable to purchases and sales of the shares of the Acquiring Portfolio, which are also summarized below. Only Authorized Participants may purchase or redeem ETF shares directly from the Acquiring Portfolio, in Creation Units, which are large blocks of shares. Retail stockholders purchase and sell shares in the secondary market at a market price on an exchange. The Acquired Portfolio Prospectus provides information under the sections titled “How to Buy Shares,”

“How to Exchange Shares” and “How to Sell or Redeem Shares” with respect to the procedures applicable to purchases, exchanges and sales of Acquired Portfolio shares, which are also summarized below.

Acquired Portfolio

Bernstein Class

Except as otherwise provided, the minimum initial investment is $5,000 with respect to the Bernstein Class of the Acquired Portfolio. There is no minimum amount for subsequent investments in the same Portfolio although the SCB Fund reserves the right to impose a minimum investment amount. For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in the Portfolio for employees of the Adviser and its subsidiaries and their immediate families, as well as Directors of the SCB Fund, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by the Acquired Portfolio in the shares of the Acquired Portfolio. Bernstein Private Wealth Management (“Bernstein”) may, in its discretion, waive the initial minimum investment requirements of the Acquired Portfolio in certain circumstances.

Unless you inform Bernstein otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single portfolio (including the discretionary investment management accounts of the Adviser) will be invested in the same portfolio without regard to the minimum investment requirement. For clients of Bernstein investment-management services, Bernstein may, at a client’s request, maintain a specified percentage of assets in one or more of the portfolios of the SCB Fund or vary the percentage based on Bernstein’s opinion of the relative allocation to the portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of any portfolio from time to time.

These purchases and sales by Bernstein will be subject to the following minimum investment requirement with respect to the Acquired Portfolio:

•	The initial purchases of shares of the Acquired Portfolio will be subject to a minimum investment requirement of $5,000; and

•	Bernstein may, in its discretion, waive the initial minimum investment requirement in certain circumstances.

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with them) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Acquired Portfolio, including, but not limited to, non-discretionary accounts held by the Directors of SCB Fund, employees of the Adviser, and existing investors in the Acquired Portfolio. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Purchase payments may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the particular portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. Orders received by the Portfolio Closing Time, which is the close of regular trading on any day that the New York Stock Exchange (“NYSE”) is open (ordinarily 4:00 p.m. Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), on any business day will receive the offering price determined as of the closing time that day. The Portfolio Closing Time may be changed by the Board of the applicable company in its discretion. Orders received after the close of regular trading will receive the next business day’s price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each portfolio are automatically reinvested in additional shares of that portfolio at the NAV on the reinvestment date.

The Acquired Portfolio may, at its sole option, accept securities as payment for shares if the Adviser believes that the securities are appropriate investments for the Acquired Portfolio. The securities are valued by the method described under “How the Portfolio’s Value Their Shares” in the Acquired Portfolio’s prospectus as of the date the Acquired Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Acquired Portfolio. This is a taxable transaction to the stockholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in the Acquired Portfolio’s prospectus. Each portfolio has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the portfolio.

You may exchange your shares in a portfolio of the SCB Fund for shares in any other portfolio of the SCB Fund.

After proper receipt of the exchange request in good order, exchanges of shares are made at the next-determined respective NAVs of the shares of the portfolio. Exchanges are subject to the minimum investment requirements of the portfolio into which the exchange is being made. The portfolio reserves the right to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

You may sell your shares of the Acquired Portfolio by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Acquired Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Acquired Portfolio.

Class Z

Class Z Shares of the Acquired Portfolio are currently available exclusively to AB mutual funds.

Acquiring Portfolio

Shares of the Acquiring Portfolio may be acquired or redeemed directly from the Acquiring Portfolio only in Creation Units or multiples thereof. Only an Authorized Participant may engage in creation or redemption transactions directly with the Acquiring Portfolio. Once created, shares of the Acquiring Portfolio generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Acquiring Portfolio are listed and traded on the Exchange, and individual investors can purchase or sell shares in the secondary market through a financial intermediary. The Acquiring Portfolio does not impose any minimum investment for shares of the Acquiring Portfolio purchased on an exchange or otherwise in the secondary market.

When buying or selling shares of the Acquiring Portfolio through a financial intermediary, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Acquiring Portfolio based on the Acquiring Portfolio’s trading volume and market liquidity, and is generally lower if the Acquiring Portfolio has high trading volume and market liquidity, and higher if the Acquiring Portfolio has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Acquiring Portfolio’s spread may also be impacted by the liquidity of the underlying securities held by the Acquiring Portfolio, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

The trading prices of the Acquiring Portfolio’s shares in the secondary market generally differ from the Acquiring Portfolio’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Acquiring Portfolio, economic conditions and other factors.

The Acquiring Portfolio’s NAV is calculated on any day that the NYSE is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Acquiring Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Acquiring Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Acquiring Portfolio does not price its shares, the NAV of the Acquiring Portfolio’s shares may change on days when stockholders will not be able to purchase or redeem their shares in the Acquiring Portfolio.

COMPARISON OF SOME IMPORTANT FEATURES OF THE PORTFOLIOS

Comparison of Performance

The Acquiring Portfolio was established in May 2025 and launched in June 2025. The Acquiring Portfolio’s performance information is available only since the Portfolio’s launch in June 2025.

After the Acquisition, the Bernstein Class shares of the Acquired Portfolio will remain the “accounting survivor” for the Acquiring Portfolio. This means that the Acquiring Portfolio, as of the Closing Date of the Acquisition, will show the historical investment performance and returns of the Acquired Portfolio’s Bernstein Class shares (even after liquidation).

The historical performance of the Acquired Portfolio, as it is to be adopted by the Acquiring Portfolio, is included in the Acquired Portfolio’s prospectus that has accompanied this Information Statement/Prospectus and will be included in the Acquiring Portfolio’s prospectus upon the Closing Date of the Acquisition.

Comparison of Fees

Stockholders of the Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Acquired Portfolio’s shares for the fiscal year ended September 30, 2024, and the anticipated expenses of the Acquiring Portfolio during its first year of operation.

The Acquired Portfolio currently offers Bernstein Class shares and Class Z shares. Both share classes will remain outstanding as separate share classes prior to the Acquisition of the Acquired Portfolio into the Acquiring Portfolio.

The tables also show the pro forma expenses of the combined Acquiring Portfolio after giving effect to the Acquisition, based on pro forma net assets as of August 8, 2025. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Acquisition.

Fees

Stockholders Fees (fees paid directly from your investment)

	Acquired Portfolio Bernstein Class	Acquired Portfolio Class Z	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Acquisition
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None	None
Maximum Account Fee	None	N/A	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Portfolio Bernstein Class	Acquired Portfolio Class Z	Acquiring Portfolio		Pro Forma— Acquiring Portfolio after Acquisition
Management Fees	0.95%	0.95%	0.70%	(a)	0.70%

Distribution and/or Service (12b-1) Fees	None	None	None		None

Other Expenses:
Shareholder Servicing	0.25%	N/A	None		None
Transfer Agent	0.02%	0.02%	None		None
Other Expenses	0.08%	0.11%	None		None

Total Other Expenses	0.35%	0.13%	None	(b)	None	(b)

Total Annual Portfolio Operating Expenses	1.30%	1.08%	0.70%		0.70%

(a)

The Acquiring Portfolio’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Acquiring Portfolio (including expenses of AB Active ETFs, Inc. relating to the Acquiring Portfolio), except for the advisory fees, payments under the Acquiring Portfolio’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Portfolio’s business. Additionally, the Acquiring Portfolio shall be responsible for its non-operating expenses, including brokerage commissions.

(b)	Total “Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Examples

The Examples are intended to help you compare the cost of investing in the Acquired Portfolio with the cost of investing in the Acquiring Portfolio. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolios’ operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Portfolio Bernstein Class	Acquired Portfolio Class Z	Acquiring Portfolio	Pro Forma— Acquiring Portfolio after Acquisition
After 1 Year	$132	$110	$72	$72

After 3 Years	$412	$343	$224	$224

After 5 Years	$713	$595	$390	$390

After 10 Years	$1,568	$1,317	$871	$871

Comparison of Investment Advisory Fees

The Portfolios have different advisory fee structures, as described below. For the Acquisition, the Acquiring Portfolio’s investment advisory fee rate, structured as a unitary fee, will be lower than the advisory fee rate currently applicable under the Acquired Portfolio’s investment advisory contract. The Acquired Portfolio has not acquired sufficient assets to trigger an advisory fee breakpoint. The table below summarizes the advisory fee rates.

Acquired Portfolio

The Acquired Portfolio has a tiered advisory fee rate with breakpoints at specific asset levels. For its services to the Acquired Portfolio, the Adviser receives from the Acquired Portfolio an advisory fee as follows (as an annual percentage of average daily net assets): 0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion. The fee is accrued daily and paid monthly.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquired Portfolio.

Acquiring Portfolio

For its services to the Acquiring Portfolio, the Adviser receives from the Acquiring Portfolio a monthly unitary advisory fee at an annual rate of 0.70% the Acquiring Portfolio’s average daily net assets.

Under the unitary fee structure, the Adviser is responsible for the Acquiring Portfolio’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services as well as acquired fund fees and expenses for affiliated money market funds, but excluding fee payments under the Acquiring Portfolio’s investment advisory agreement, interest, taxes, acquired fund fees and expenses for unaffiliated funds, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, litigation, and extraordinary expenses.

There is no Fee Waiver and/or Expense Reimbursement arrangement with respect to the Acquiring Portfolio.

Comparison of Investment Objectives and Policies

The investment objectives and the principal investment strategies of the Portfolios are similar, as shown in the following table.

	Acquired Portfolio	Acquiring Portfolio
Investment Objective	The Portfolio’s investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.	The Portfolio’s investment objective is to seek long-term growth of capital.

Status	The Portfolio is diversified.	Identical.

Principal Investment Strategies	The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Issuers of these securities may be large-, mid- or small-capitalization companies.	The Portfolio is an actively-managed ETF. The Adviser seeks to achieve the Portfolio’s investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of issuers that are economically tied to emerging markets.

	The Adviser determines which countries are emerging-market countries. In general, these are the countries considered to be developing countries by the international financial community and include those countries considered by MSCI (Morgan Stanley Capital International) to have an “emerging or frontier stock market.” Examples of emerging and frontier market countries include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Lithuania, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, the United Arab Emirates and Vietnam.	Emerging markets are countries considered to be developing countries by the international financial community and include, but are not limited to, those countries included in an emerging or frontier markets index by a recognized index provider, such as the MSCI Emerging Markets Index. An issuer may be considered to be economically tied to emerging markets if it: (i) is organized in or maintains its principal place of business, or has its shares principally traded on an exchange or market, in an emerging markets country; (ii) has significant business activities in an emerging markets country; or (iii) is a company that could be impacted by economic developments in an emerging markets country (both (ii) and (iii) could be based either on the location of a company’s business activities or assets, or sources of revenue, profits, or commercial inputs (such as raw materials, components, etc.). The Adviser may apply fundamental analysis in considering these factors when determining whether an issuer is economically tied to a particular country.

	The investment team allocates the Portfolio’s investments among broad sector groups based on the fundamental company research conducted by the Adviser’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.	Equity securities in which the Portfolio may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, real estate investment trusts (REITs), participation notes or other structured notes, and other instruments that provide exposure to equity securities.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a

The Portfolio invests in issuers that are determined by the Adviser to offer compelling profitability prospects, reasonable valuations, and favorable fundamental and quantitative trends. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities and to manage risk. The Portfolio may invest in issuers of any market capitalization, industry or investment style.

Under most conditions, the Portfolio intends to have its assets invested among multiple emerging market countries, although the Portfolio may also invest in developed markets countries. In allocating the Portfolio’s assets among countries, the Advisor relies primarily on individual security selection driven by a bottom-up research process, though country-level factors are also considered.

Acquired Portfolio	Acquiring Portfolio
geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Currency fluctuations can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Portfolio will not typically hedge its currency exposure but has the ability to do so.

Principal Risks

The risks associated with an investment in the Acquired Portfolio and the Acquiring Portfolio are substantially similar, except that the Acquiring Portfolio is subject to certain risks unique to operating as an ETF and to its investment policies. Below the principal risks for the Acquired Portfolio and Acquiring Portfolio are identified followed by a description of each risk.

The Acquired Portfolio and the Acquiring Portfolio are both subject to the following risks: Market Risk, Emerging Markets Securities Risk, Foreign Currency Risk, Country Concentration Risk, Redemption Risk, Actions by a Few Major Investors, Capitalization Risk, Allocation Risk, Derivatives Risk, Illiquid Investments Risk, Sector Risk and Management Risk. Additionally, AB Emerging Markets Opportunities ETF is subject to Emerging Market Risk, Equity Securities Risk, Foreign (Non-U.S.) Investments Risk, China/Single Country Risk, Cash Transactions Risk, ETF Share Price and Net Asset Value Risk, Authorized Participant Risk and Active Trading Market Risk.

Each of these risks is more fully described below.

Market Risk (Both Portfolios)	The value of the Portfolio’s assets will fluctuate as the markets for securities in which the Portfolio invests fluctuate. The value of the Portfolio’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, and regional and global conflicts, that affect large portions of the market.

Emerging Markets Securities Risk (Acquired Portfolio)	Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely af-

fect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed, less liquid and subject to increased potential for market manipulation, and there may be a greater amount of economic, political and social uncertainty. These risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster.

Emerging Market Risk (Acquiring Portfolio)	Investments in emerging market countries may have more risk than investments in other foreign countries because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Foreign Currency Risk (Acquired Portfolio)	This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk (Both Portfolios)	The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Redemption Risk (Acquired Portfolio)	The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s NAV, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Actions by a Few Major Investors (Both Portfolios)	In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Capitalization Risk (Both Portfolios)	Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources, and their personnel may lack management experience. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk (Both Portfolios)	The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Derivatives Risk (Both Portfolios)	The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the other side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to stockholders. The U.S. Government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk (Acquired Portfolio)	Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

Sector Risk (Both Portfolios)	The Portfolio may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the financials or information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

Management Risk (Acquired Portfolio)	The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Foreign (Non-U.S.) Investments Risk (Acquiring Portfolio)	Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk (Acquiring Portfolio)	Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Equity Securities Risk (Acquiring Portfolio)	The Portfolio invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

China/Single Country Risk (Acquiring Portfolio)	Investments in issuers located in a particular country or geographic region typically involve more risk than investments in U.S. issuers because of particular market factors affecting that country or region, including political instability, geopolitical risks or unpredictable economic conditions. Risks of the Acquiring Portfolio’s investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens; and the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by the Portfolio to decrease significantly. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Acquiring Portfolio. In addition, the Acquiring Portfolio’s investments in companies owned or controlled directly or indirectly by the central, provincial or municipal governments of the People’s Republic of China or by the People’s Liberation Army (the military arm of the Chinese Communist Party) involve risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, economic sanctions, trade embargos, cancellation of investors’ interests, or confiscatory taxation could adversely affect the performance of such companies and therefore investments by the Portfolio in those companies. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. While the Chinese economy has grown at a rapid rate in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Investments in China A shares are subject to various licenses and quotas that may restrict daily trading and to additional risks that could affect liquidity compared to investments in companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the Chinese economy, plus regional Asian and global economies such as the U.S. economy, which makes these investments vulnerable to changes in these economies.

Cash Transactions Risk (Acquiring Portfolio)	The Portfolio intends to effectuate all or a portion of the issuance and redemption of Creation Units (as defined below) for cash, rather than in-kind securities. As a result, an investment in the Portfolio is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Portfolio will generally cause the Portfolio to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Portfolio intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to stockholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause stockholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Portfolio sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Portfolio shares than for ETFs that receive and distribute portfolio securities in-kind. The Portfolio’s use of cash for creations and redemptions could also result in dilution to the Portfolio and increased transaction costs, which could negatively impact the Portfolio’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk (Acquiring Portfolio)	The Portfolio’s shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The NAV per share of the Portfolio will fluctuate with changes in the market value of the Portfolio’s holdings. The Portfolio’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Acquiring Portfolio’s underlying securities trade in a market that is closed when the market for the Portfolio’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Portfolio’s shares and the Portfolio’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Portfolio’s shares trading above or below NAV. As the Portfolio may invest in securities traded on foreign exchanges, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Portfolio shares may become less liquid in response to deteriorating liquidity in the markets for the Portfolio’s underlying portfolio holdings.

Authorized Participant Risk (Acquiring Portfolio)	Only a limited number of financial institutions that enter into an authorized participant relationship with the Portfolio (“Authorized Participants”) may engage in creation or redemption transactions. If the Portfolio’s Authorized Participants decide not to create or redeem shares, Portfolio shares may trade at a larger premium or discount to the Portfolio’s NAV per share, or the Portfolio could face trading halts or de-listing.

Active Trading Market Risk (Acquiring Portfolio)	There is no guarantee that an active trading market for Portfolio shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Portfolio’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Portfolio shares could lead to a heightened risk that there will be a difference between the market price of a Portfolio share and the underlying value of the Portfolio share.

Management Risk (Acquiring Portfolio)	The Portfolio is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Many of these techniques incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Portfolio.

Dividends and Distributions

Dividends from net investment income from the Acquired Portfolio and the Acquiring Portfolio, if any, are declared and paid annually. The Portfolios distribute their net realized capital gains, if any, to stockholders at least annually, generally in December. You will be taxed on dividends and capital gains generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

The way that dividends are received differs between the Acquired Portfolio and Acquiring Portfolio. Stockholders of the Acquired Portfolio may make an election to receive dividends and distributions in cash or reinvested in shares of the same Portfolio on which they were paid. Stockholders of the Acquired Portfolio may participate in a fund-sponsored dividend reinvestment plan. The election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions with respect to the Acquired Portfolio. If a stockholder receives an income dividend or capital gains distribution in cash he may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional Acquired Portfolio shares without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless the stockholder otherwise specifies, he will be deemed to have elected to reinvest all subsequent dividends and distributions in Acquired Portfolio shares.

The Acquiring Portfolio does not offer a fund-sponsored dividend reinvestment plan. Stockholders of the Acquiring Portfolio who purchase shares on the secondary market will receive all income dividends and capital gains distributions from their brokers in cash, unless the stockholder’s broker provides an option for the reinvestment of dividends and distributions. Dividends and distributions in cash may be reinvested automatically in additional whole shares of the Acquiring Portfolio only if the broker through whom the stockholder holds their shares makes such an option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker. Stockholders should consult with their broker about applicable dividend reinvestment options and associated fees and expenses.

Pricing and Valuation Arrangements

The Acquired Portfolio and Acquiring Portfolio apply similar procedures for calculating their NAV per share.

The Portfolios’ NAVs are calculated at the close of regular trading on any day that the NYSE is open (ordinarily, 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when stockholders will not be able to purchase or redeem their shares in the Portfolio.

Each Portfolio values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Portfolio’s Board. Pursuant to these procedures, the Adviser, as each Portfolio’s “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to a Portfolio’s portfolio investments, subject to oversight by the Portfolio’s Board. When making a fair value determination, the Adviser may take into account any factors it deems appropriate. The Adviser may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

With respect to the Acquired Portfolio, factors considered in fair value pricing may include, but are not limited to, interest rates, foreign currency exchange rates, levels of publicly available benchmarks, prices of futures contracts or comparable securities, or information obtained by analysis of the issuers’ financial statements. Because most fixed income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services when the valuation designee reasonably believes that such prices reflect the fair value of the instrument.

The Acquiring Portfolio generally determines the value of a security that is primarily traded on a non-U.S. exchange as of the close of trading on that exchange. The value of that security is then converted to its U.S. Dollar equivalent at the foreign exchange rate in effect at 4:00 p.m., London time, on the day the value of the security is determined. Factors considered in fair value pricing may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuers’ financial statements. The Acquiring Portfolio may value its securities using fair value prices based on independent pricing services.

Management of the Portfolios

The Board of Directors of each Company, which is comprised of the same persons, oversees the management of the business and affairs of the Portfolios. The Board of Directors approves all significant agreements between each respective Portfolio and persons or companies furnishing services to it, including a Portfolio’s agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of each Portfolio are delegated to its officers and the Portfolio’s Adviser, subject to the Portfolio’s investment objective and policies and to general oversight by the Portfolio’s Board of Directors. After the consummation of the Acquisition, the directors and officers of the Acquiring Portfolio will continue to serve as the directors and officers of the combined Portfolio.

The Acquisition will not result in any changes to the Acquiring Portfolio’s portfolio management team. The management of, and investment decisions for the Acquired Portfolio’s portfolio are made by the Emerging Markets Team, comprised of senior portfolio managers. The Acquired Portfolio is managed by Sammy Suzuki, John Lin and Ivan Kim. The management of, and investment decisions for the Acquiring Portfolio’s portfolio are made by the Adviser’s Emerging Markets Opportunities Investment Team and is managed by Mr. Suzuki, Denise Boynton and Jacopo Coletto.

For additional information about the portfolio management of each Portfolio, see “Management of the [Funds/Portfolios]– Portfolio Managers” in each Portfolio’s Prospectus.

INFORMATION ABOUT THE ACQUISITION

Reasons for the Acquisition and Board Considerations

At a meeting of the Boards of Directors (the “Board Meeting”), the Adviser recommended that the Board of Directors of each Company (who are the same persons) approve the proposed Plan and Acquisition primarily in light of Bernstein’s intent to transition clients to the Acquiring Portfolio and the anticipated expense savings benefits to the Acquired Portfolio stockholders following the consummation of the Acquisition.

In addition, the Adviser informed each Board of its view that there is greater commercial opportunity for the Acquiring Portfolio than for the Acquired Portfolio given the continuing shift away from non-ETF funds to ETFs in the current market. The Acquiring Portfolio was launched in June 2025 and has been actively marketed within the Adviser’s U.S. Retail distribution channel.

The Adviser also recommended that the Board of Directors of each Company approve the proposed Plan and Acquisition because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of stockholders. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable stockholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, generally reducing the realization of capital gains by the ETFs for the same processes. As a result, stockholders of an ETF that creates and redeems its shares primarily in-kind generally realize most of their capital gains in respect of their investment in the ETF when they sell their ETF shares. Because the Acquiring Portfolio intends to effectuate many of its creations and redemptions of shares for cash rather than for securities, an investment in the Acquiring Portfolio is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis.

The Adviser recommended the Acquisition in lieu of alternatives, such as a direct conversion of the Acquired Portfolio into an ETF or a direct conversion and subsequent merger, for several reasons. These reasons included the potential timing, costs and other impediments of implementing a direct conversion, the potential legal and other considerations in seeking to commercialize two ETFs with substantially similar investment strategies, the potential portfolio and tax impacts of the alternatives and the general desire to maintain, for cost and efficiency purposes, the ETF service arrangements within the current, existing structure.

Although the Adviser is also the investment adviser to the Acquiring Portfolio, the Acquiring Portfolio is managed by a different investment team than that of the Acquired Portfolio and that team employs its own distinct process and philosophy for investment. While both the Acquiring Portfolio and Acquired Portfolio are core strategies from a style standpoint and ultimately pursue similar objectives, the Portfolios’ investment strategies, holdings and country allocations differ in certain respects.

The Acquiring Portfolio pursues a similar investment objective and applies similar investment policies and strategies as the Acquired Portfolio, but has the risks and benefits of operating in the ETF structure. The Adviser will continue as the investment adviser of the Acquiring Portfolio after the Acquisition. The Acquiring Portfolio will have a lower management fee rate than that of the Acquired Portfolio and the Acquiring Portfolio, under its unitary fee structure, is expected to experience lower overall expenses as compared to the Acquired Portfolio. The Board of Directors of SCB Fund also considered that the Acquiring Portfolio has a different portfolio management team than the Acquired Portfolio, and that the Acquiring Portfolio employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities to manage risk. Each Board also considered the differences in the investment policies and current holdings and the anticipated holdings of the Acquiring Portfolio after the Acquisition.

In considering the Plan, each Board requested and received detailed information from the Adviser regarding the Acquisition, including: (1) the specific terms of the Plan; (2) the investment objectives, investment strategies, and fundamental policies of the Acquired Portfolio and the Acquiring Portfolio; (3) comparative data analyzing the fees and expenses of the Portfolios; (4) the comparative data analyzing the risks and benefits of operating in the ETF structure compared to the mutual fund structure; (5) the proposed plans for ongoing management, distribution, and operation of the Acquiring Portfolio; (6) the management, financial position, and business of the Adviser and its affiliates; and (7) the potential tax and other impacts of the Acquisition on the Acquired Portfolio and its stockholders, including the potential impact of portfolio transactions executed by the Acquired Portfolio and potential for distributions of net capital gains by the Acquired Portfolio prior to the closing of the Acquisition.

With respect to the information listed above, each Board considered that, among other information: (1) the Acquisition is structured to be a tax-free reorganization under the Code, and the expected receipt of shares of the Acquiring Portfolio and cash (corresponding to any fractional Acquired Portfolio shares), with an aggregate value equal to the value of your Acquired Portfolio shares as of the Closing Date; however, the Acquired Portfolio is expected to engage in portfolio transactions prior to the closing of the Acquisition, which are expected to result in the Acquired Portfolio realizing capital gains, some of which would be distributed to stockholders of the Portfolio prior to the closing of the Acquisition and may be subject to tax; (2) the Acquired Portfolio and the Acquiring Portfolio have similar investment objectives and identical fundamental investment policies, but different portfolio management teams, though both Portfolios may be viewed as implementing “core” investment strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers; (3) the management fee of the Acquiring Portfolio is equal to or less than the management fee of the Acquired Portfolio (at the last breakpoint, if applicable) in the Acquired Portfolio’s management fee, and the Acquiring Portfolio is expected to experience significantly lower overall expenses as compared to the Acquired Portfolio under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of the Acquiring Portfolio as an ETF will benefit tax conscious stockholders, though an investment in the Acquiring Portfolio is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis; and (5) AllianceBernstein L.P. is the adviser of both the Acquired Portfolio and Acquiring Portfolio and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. Each Board also considered that the Acquisition met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of stockholders of the Acquired Portfolio or Acquiring Portfolio.

In contemplating the Acquisition, each Board considered information provided by the Adviser related to the direct conversion and merger alternatives referenced above. Each Board considered the potential timing, costs and other impediments of implementing a direct conversion, the potential legal and other considerations in seeking to commercialize two ETFs with substantially similar investment strategies, the potential portfolio and tax impact of the alternatives and the general desire to maintain, for cost and efficiency purposes, the ETF service arrangements within the current, existing structure.

Each Board also received information from the Adviser concerning the potential accounting and tax survivor of the Acquisition for U.S. federal income tax purposes.

As of June 30, 2025 the Acquired Portfolio had approximately $133,026,379 in capital loss carryforwards available and it had net current year realized capital gains of $62,116,809, for a total of $70,909,570 in realized capital losses. The Acquired Portfolio’s capital loss carryforwards are expected to be offset by required liquidations of Acquired Portfolio securities that cannot be transferred in-kind and other sales of Acquired Portfolio securities anticipated in connection with repositioning the Acquired Portfolio, as well as expected redemptions of Class Z shares of the Acquired Portfolio prior to the Closing Date. Any unused carryforwards will not expire and may be carried forward indefinitely. No capital gain/loss information is available for the Acquiring Portfolio since it only recently commenced operations.

After careful consideration, each Board, including all of the Independent Directors, determined that the Acquisition would be advisable and in the best interests of the Acquired Portfolio and the Acquiring Portfolio and that the interests of existing stockholders of the Acquired Portfolio and Acquiring Portfolio would not be diluted as a result of the Acquisition. Each Board has unanimously approved the Plan and Acquisition.

In making these determinations, each Board, including all of the Independent Directors, considered a number of factors, including the potential benefits and costs of the Acquisition to the stockholders of the Acquired Portfolio. These considerations included the following:

•

The ETF structure has certain benefits for investors generally, including tax efficiency (although an investment in the Acquiring Portfolio is expected to be less tax-efficient than an investment in an ETF that effects redemptions of Creation Units primarily on an in-kind basis), holdings transparency, intra-day share tradability, reduced operating expenses, and higher invested assets because of reduced cash holdings;

•	The Acquiring Portfolio’s management team is capable of delivering comparable investment management services as delivered to the Acquired Portfolio by its current management team;

•

The Acquired Portfolio’s portfolio management team has no objection to portfolio holdings being publicly available on a daily basis, and does not believe that there is any meaningful possibility for third parties to profit significantly from their access to such holdings information;

•	The Acquired Portfolio’s Acquisition to the Acquiring Portfolio should have minimal impact on investment operations, except for the potential for reduced cash holdings;

•

The unitary fee for the Acquiring Portfolio is set at an annualized rate of 0.70% of the ETF’s average net daily assets, which is lower than its Acquired Portfolio’s current advisory fee rate of 0.95% at the last breakpoint in the Acquired Portfolio’s advisory fee schedule, and well below the Acquired Portfolio’s total expense ratio of 1.30% for Bernstein Class shares and 1.08% for Class Z shares, with the current expense cap;

•

The Acquisition should provide an opportunity for the Acquiring Portfolio’s asset growth (as compared to current Acquired Portfolio asset levels). Given the unitary fee structures, however, asset growth is not expected to result in a reduction in ETF expenses;

•

The Portfolios have similar investment objectives and identical fundamental investment policies, but different portfolio management teams. Both Portfolios may be viewed as implementing “core” investment strategies, and both Portfolios focus their investments in equity securities of emerging markets issuers;

•

The risks associated with an investment in the Acquired Portfolio and the Acquiring Portfolio are substantially similar, except that the Acquiring Portfolio is subject to certain risks unique to operating as an ETF;

•

Stockholders of the Acquired Portfolio must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Portfolio and if a stockholder does not hold their Acquired Portfolio shares through that type of brokerage account, the stockholder will not receive shares of the Acquiring Portfolio as part of the Acquisition. Instead, the stockholder’s investment in the Acquired Portfolio will be liquidated and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares, which may be taxable. Alternatively, if a stockholder holds their Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, the financial intermediary may transfer the stockholder’s investment in the Acquired Portfolio to a different investment option prior to the Acquisition. In some cases, the liquidation of Acquired Portfolio shares and your receipt of cash, or the transfer of an investment, may be subject to fees and expenses and may also be a taxable event for a stockholder. Each Board also considered that the Adviser has implemented a communications plan intended to provide adequate notice to stockholders so that they may enter into appropriate arrangements prior to the Acquisition, as well as the very small number of stockholders and net assets affected by this consideration;

•	A vote of stockholders of the Acquired Portfolio is not required under SCB Fund’s governing documents or the 1940 Act to consummate the Acquisition;

•

Except with respect to any cash payment received in lieu of fractional shares or payments in redemption of Acquired Portfolio shares and expected distribution by the Acquired Portfolio prior to closing, the Acquisition is intended to be tax-free for U.S. federal income tax purposes for stockholders of the Acquired Portfolio;

•

The Acquiring Portfolio does not issue fractional shares so for some stockholders, fractional shares of the Acquired Portfolio will be redeemed at NAV immediately prior to the Acquisition and result in a small cash payment, which will be taxable to the stockholder; and

•

Stockholders of the Acquired Portfolio may redeem their Acquired Portfolio shares prior to the Acquisition if the stockholders do not wish to hold shares of an ETF, and that redemption may be taxable to the stockholder.

Each Board also considered, among other things:

•	the form of the Plan and the terms and conditions of the Acquisition;

•

the fact that the terms of the investment advisory agreements for the Acquired Portfolio and the Acquiring Portfolio are materially the same (except for the “unitary” advisory fee structure and the addition of administrative expense reimbursement provisions) and the Adviser does not anticipate that the Acquisition will result in any decline in the level of services from the level of services that historically have been provided to the Acquired Portfolio;

•	their conclusion that the Acquisition will not result in the dilution of stockholders’ interests;

•

the Acquiring Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Acquiring Portfolio to pay Rule 12b-1 fees not to exceed 0.25% per year of the Acquiring Portfolio’s average daily net assets and the fact that the Acquiring Portfolio will not make any 12b-1 payments under the Distribution Plan without prior Board and stockholder approval;

•	the fact that the Acquiring Portfolio will assume all the liabilities, expenses and obligations of the Acquired Portfolio;

•	the expected U.S. federal income tax consequences of the Acquisition and the fact that the Acquisition is conditioned on delivery of a tax opinion from Fund counsel; and

•	the expenses of the Acquisition, and the allocation of those expenses as described above.

Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, each Board, including all of the Independent Directors (who consulted with their independent legal counsel concerning this matter), unanimously concluded that completing the Acquisition is advisable and in the best interests of the stockholders of the Acquired Portfolio and Acquiring Portfolio and that no dilution of value would result to the stockholders of the Acquired Portfolio or Acquiring Portfolio from the Acquisition.

Also at the Board Meeting, each Board approved the Plan on behalf of the Acquiring Portfolio.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Acquisition.

How will the Acquisition be carried out?

As provided in the Plan, the Acquiring Portfolio will acquire all the assets and assume all the liabilities, expenses and obligations of the Acquired Portfolio on the closing date of the Acquisition (the “Closing Date”). In return, the Acquiring Portfolio will issue, and the Acquired Portfolio will distribute to its stockholders, a number of shares (and cash in lieu of fractional shares, if any) of the Acquiring Portfolio, determined by dividing the net value of all the assets of the Acquired Portfolio by the NAV per share of the Acquiring Portfolio. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Portfolio. The Plan provides that stockholders of the Acquired Portfolio will be credited with shares of the Acquiring Portfolio corresponding to the aggregate value of the Acquired Portfolio shares that the stockholder holds of record at the Closing Date except as noted below.

Shares of the Acquiring Portfolio will be transferred to each stockholder’s brokerage account. If a stockholder does not hold their Acquired Portfolio shares through a brokerage account that can accept shares of the Acquiring Portfolio on the Closing Date of the Acquisition, the stockholder will not receive shares of the Acquiring Portfolio as part of the Acquisition. Instead, the stockholder’s Acquired Portfolio shares will be liquidated, and the stockholder will receive a cash payment in redemption of the stockholder’s Acquired Portfolio shares. Alternatively, if you hold your Acquired Portfolio shares through an account with a financial intermediary that is not able to hold shares of the Acquiring Portfolio, like many group retirement plans, your financial intermediary may transfer your investment in the Acquired Portfolio to a different investment option prior to the Acquisition.

In connection with the Acquisition, it is currently expected that a portion of the securities held by the Acquired Portfolio (up to approximately 65%) will be sold prior to the consummation of the Acquisition, which will result in the Acquired Portfolio incurring brokerage and other transactions costs and realizing capital gains, some of which will be distributed to shareholders. The Acquired Portfolio will generally (i) sell certain existing positions (some of which may be re-established by the Acquiring Portfolio following the closing of the Acquisition) due to applicable transfer and other restrictions arising from non-US legal requirements and (ii) otherwise eliminate or reduce existing positions, and add to existing positions or establish new positions to conform the portfolio to the investment strategy of the Acquiring Portfolio. Until the closing of the Acquisition, the Acquired Portfolio may also engage in customary securities transactions, including sales as required to pay proceeds to redeeming shareholders. Actual portfolio sales will be based on portfolio managers’ investment decisions and are subject to market conditions, portfolio composition, and other factors at the time of, or prior to, the closing of the Acquisition and will be at the discretion of the Adviser. Although subject to market conditions at the time of any disposition, the Adviser currently expects that sales of portfolio securities by the Acquired Portfolio will likely result in the realization and recognition of capital gain for the Acquired Portfolio. The extent of potential capital gains cannot currently be determined with certainty.

Although currently the Acquired Portfolio has capital loss carryforwards available to offset a portion of the anticipated realized gains from these portfolio transactions, the Adviser currently estimates that such losses and carryforwards will not be sufficient to offset all such estimated realized gains due to portfolio transactions. It is currently estimated that the Acquired Portfolio will make taxable capital gain distributions of approximately $0.75 to $2.98 per share (representing approximately 2.3% to 9.2% of NAV) to its stockholders as a result of the repositioning (based on assets as of June 30, 2025 and different assumptions about redemption levels and market activity prior to the Acquisition). The actual amount of the anticipated capital gain distributions may change depending on general market conditions, specific security selection factors and on transactions entered into by the Acquired Portfolio prior to the Closing Date. Stockholders of the Acquired Portfolio holding their shares in a taxable account will generally be taxed on any such resulting capital gain distributions. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $4.5 million (approximately 37 basis points of the Acquired Portfolio’s net assets, as of June 30, 2025, although a portion of such costs may be incurred by the Acquiring Portfolio in light of foreign market security transfer restrictions).

Following the distribution of Acquiring Portfolio shares in full liquidation of the Acquired Portfolio, the Acquired Portfolio will wind up its affairs and terminate as soon as is reasonably possible after the Acquisition.

The Acquisition is expected to be consummated in the first quarter of 2026. Under applicable legal and regulatory requirements, none of the Acquired Portfolio’s stockholders will be entitled to exercise objecting stockholders’ appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, stockholders will be bound by the terms of the Acquisition under the Plan. However, any stockholder of the Acquired Portfolio may redeem shares of common stock prior to the Acquisition.

The parties may agree to amend the Plan to the extent permitted by law. If the Companies agree, the Plan may be terminated or abandoned at any time before the Acquisition.

The Companies have made representations and warranties in the Plan that are customary in matters such as the Acquisition. The Plan contains a number of conditions precedent that must occur before the Acquired Portfolio or Acquiring Portfolio is obligated to proceed with the Acquisition. One of these conditions requires that the Companies shall have received a tax opinion, as described below, that the consummation of the Acquisition will not result in the recognition of gain or loss for U.S. federal income tax purposes for the Acquired Portfolio, the Acquiring Portfolio or their stockholders. The receipt of a tax opinion is a condition of the Acquisition that cannot be waived.

Although stockholder approval of the Acquisition is not required and the Adviser does not anticipate that the Acquisition will be terminated, if the Acquisition is terminated, stockholders of the Acquired Portfolio would be notified of the change and the Acquired Portfolio would continue to operate as a series of SCB Fund. If the Acquisition is not consummated, the expenses of the Acquired Portfolio relating to the Acquisition will be borne by the Acquired Portfolio, and expenses of the Acquiring Portfolio relating to the Acquisition will be borne by the Adviser pursuant to the unitary fee schedule.

Who will bear the expenses of the Acquisition?

Expenses of the Acquired Portfolio relating to the Acquisition will be borne by the Acquired Portfolio, and expenses of the Acquiring Portfolio relating to the Acquisition will be borne by the Adviser pursuant to the unitary fee schedule. The expenses of the Acquisition are expected to include legal, audit and printing and mailing expenses. Portfolio repositioning is also expected to result in brokerage and other transaction costs.

Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Acquisition and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual stockholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to stockholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Acquisition is intended to be a tax-free “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Acquisition, Seward & Kissel LLP will deliver an opinion (“Tax Opinion”) to SCB Fund and AB Active ETFs, Inc. to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Portfolio and Acquiring Portfolio) and the existing U.S. federal income tax law, and conditioned on the Acquisition being completed in accordance with the Plan, for U.S. federal income tax purposes:

•

The Acquisition will qualify as a “reorganization” (as defined in Section 368(a) of the Code), and each Portfolio will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);

•	No Portfolio will recognize any gain or loss as a direct result of the Acquisition;

•

The Acquired Portfolio’s stockholders will not recognize any gain or loss on the exchange of their Acquired Portfolio shares for the Acquiring Portfolio shares, except with respect to cash received in lieu of fractional shares, if any;

•

The aggregate tax basis in Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Acquisition will be the same as the aggregate tax basis in the Acquired Portfolio shares the stockholder holds immediately before the Acquisition (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Portfolio shares that the Acquired Portfolio stockholder receives pursuant to the Acquisition will include the holding period for the Acquired Portfolio shares the stockholder holds immediately before the Acquisition, provided that the stockholder holds the shares as capital assets at the time of the Acquisition;

•

The Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Acquisition, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefore (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Acquisition; and

•

The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio, if any, under Section 381 of the Code, but the Acquiring Portfolio’s use of any such capital loss carryovers (and of any capital loss carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Acquisition on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. The Portfolios have not requested or will not request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Acquisition.

The Tax Opinion for the Acquisition is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Acquisition will be as described above. If the Acquisition were consummated but the IRS or the courts were to determine that the Acquisition did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Portfolio would recognize gain or loss on the transfer of its assets to the Acquiring Portfolio, and each stockholder of the Acquired Portfolio that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Portfolio shares and the fair market value of the shares of the Acquiring Portfolio it received.

The tax year of the Acquired Portfolio is expected to end on the Closing Date. Therefore, the Acquired Portfolio is expected to accelerate distributions to stockholders from the Acquired Portfolio for its short tax year ending on the Closing Date. Such distributions will be taxable and would include any net capital gains resulting from portfolio transactions occurring prior to the Acquisition. If determined necessary by the Portfolios, the Acquired Portfolio will declare a distribution to stockholders, which together with all previous distributions will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains through the Closing Date.

General Limitation on Losses. Assuming the Acquisition qualifies as a tax-free reorganization, as expected, the Acquiring Portfolio will succeed to the tax attributes of the Acquired Portfolio upon the closing of the Acquisition, including any capital loss carryovers that could have been used by the Acquired Portfolio to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The capital loss carryovers of the Acquired Portfolio will be available to offset future gains recognized by the combined Portfolio. Capital losses of a Portfolio arising in taxable years beginning after December 22, 2010 may be carried forward indefinitely to offset future capital gains.

As of June 30, 2025, the Acquired Portfolio had approximately $133,026,379 in capital loss carryforwards available and it had net current year realized capital gains of $62,116,809, for a total of $70,909,570 in realized capital losses. The Acquired Portfolio’s capital loss carryforwards are expected to be offset by required liquidations of Acquired Portfolio securities that cannot be transferred in-kind and other sales of Acquired Portfolio securities anticipated in connection with repositioning the Acquired Portfolio, as well as expected redemptions of Class Z shares of the Acquired Portfolio prior to the Closing Date. Any unused carryforwards will not expire and may be carried forward indefinitely. No capital gain/loss information is available for the Acquiring Portfolio since it only recently commenced operations.

The foregoing description of the U.S. federal income tax consequences of the Acquisition applies generally to stockholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND STOCKHOLDER RIGHTS

The Acquired Portfolio is a series of SCB Fund. SCB Fund is an open-end, registered management investment company. SCB Fund was organized as a Maryland corporation in 1988. The operations of SCB Fund are governed by its charter, Bylaws, and Maryland law. SCB Fund also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

The Acquiring Portfolio is a series of AB Active ETFs, Inc. AB Active ETFs, Inc. is an open-end, registered management investment company. AB Active ETFs, Inc. was organized as a Maryland corporation on July 12, 2010 under the name “AllianceBernstein Active ETFs, Inc.”. The Company’s name was changed to “AB Active ETFs, Inc.” on May 5, 2022. The operations of AB Active ETFs, Inc. are governed by its charter, Bylaws and Maryland law. AB Active ETFs, Inc. also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

Comparisons of the organizational documents governing SCB Fund and AB Active ETFs, Inc. are provided in Exhibit B to this Information Statement/Prospectus.

Following the Acquisition, stockholders of the Acquired Portfolio will receive shares of the Acquiring Portfolio and cash (corresponding to any fractional Acquired Portfolio shares), with an aggregate value equal to the value of your Acquired Portfolio shares as of the Closing Date. Acquiring Portfolio shares will be credited to the Acquired Portfolio stockholder’s brokerage account and Acquired Portfolio shares will be cancelled. If a stockholder does not have a brokerage account that can accommodate shares of an ETF at the time of the Acquisition of the Acquired Portfolio, the stockholder will not receive a distribution of Acquiring Portfolio shares and instead, the stockholder’s shares will be redeemed by the Acquired Portfolio prior to the Acquisition, and such Acquired Portfolio stockholder will receive a cash payment in redemption of their Acquired Portfolio shares.

What are the capitalizations of the Portfolios?

The following table sets forth the unaudited capitalization of the Acquired Portfolio and Acquiring Portfolio as of August 8, 2025, and the unaudited pro forma combined capitalization of the Acquiring Portfolio as adjusted to give effect to the proposed Acquisition. The following are examples of the number of shares of the Acquiring Portfolio that would have been exchanged for the shares of the Acquired Portfolio if the Acquisition had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Acquisition, as described, occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with the Acquisition or cash paid in lieu of fractional Acquiring Portfolio shares.

	Acquired Portfolio(a)		Acquiring Portfolio	Pro Forma Adjustments(c)	Pro Forma— Acquiring Portfolio after Acquisition (estimated)(d)
	Class(b)
	Bernstein	Z
Net Assets	$1,161,292,073	$68,347,304	$5,492,354	$(165,531)	$1,234,966,200
Shares Outstanding	36,580,535	2,150,856	150,028	(5,147,376)	33,734,043
Net Asset Value Per Share(e)	$31.75	$31.78	$36.61	$4.86	$36.61

(a)	The total assets of the Acquired Portfolio as of August 8, 2025 were $1,229,639,377.

(b)	Bernstein Class and Class Z shares of the Acquired Portfolio will remain outstanding as separate share classes until the Acquisition. The Acquiring Portfolio does not offer multiple share classes.

(c)

Adjustments reflect the costs of the Acquisition to be incurred by the Acquired Portfolio, including legal, audit, printing and mailing costs (such costs in respect of the Acquiring Portfolio will be paid by the Adviser). The adjustment to net assets is also attributable to fractional share redemptions, and the adjustment to the number of shares outstanding is attributable to the Acquiring Portfolio’s NAV as of August 8, 2025.

(d)

Assumes the Acquisition was consummated on August 8, 2025 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by the stockholders of the Acquired Portfolio on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

(e)	Rounded to the nearest cent.

The information in the capitalization table above is for informational purposes only. There is no assurance that the Acquisition will be consummated. Moreover, if consummated, the capitalization of the Acquired Portfolio and Acquiring Portfolio is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Acquired Portfolio. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIO AND ACQUIRED PORTFOLIO

How do the fundamental investment policies of the Portfolios compare?

The fundamental investment policies of the Acquired Portfolio and the Acquiring Portfolio are identical.

Where can I find more financial and performance information about the Portfolios?

Additional information is available in the Portfolios’ prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports and filings on Form N-CSR, as applicable. Because the Acquiring Portfolio recently commenced operations, no stockholder reports filed on Form N-CSR are available.

The prospectus of the Acquired Portfolio, as well as the prospectus of the Acquiring Portfolio, are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of the Acquired Portfolio prospectus is available upon request from ABIS by calling 800-221-5672, free of charge. A copy of the Acquiring Portfolio prospectus accompanies this Information Statement/Prospectus.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The statement of additional information of the Acquired Portfolio and the statement of additional information of the Acquiring Portfolio, are incorporated therein by reference, and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual stockholder reports have been filed with the SEC and are available, free of charge, by (i) calling ABIS toll-free at 800-221-5672, (ii) accessing the documents at the Portfolios’ website at https://www.bernstein.com/ or https://www.abfunds.com, or (iii) writing to the Portfolios at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at https://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL STOCKHOLDERS

As of August 8, 2025, the Directors and officers of each Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of that Portfolio. To the knowledge of the Acquired Portfolio and the Acquiring Portfolio, the following table shows the persons owning, as of August 8, 2025, either of record or beneficially, 5% or more of the outstanding shares of each class of the Portfolio and the percentage of the combined class’s shares to be owned by the persons if the Acquisition had been consummated as of that date.

A stockholder who beneficially owns more than 25% of the Acquired Portfolio’s outstanding voting securities is presumed to “control” the Acquired Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a stockholder vote.

Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of stockholders associated with the Acquisition or cash paid in lieu of fractional Acquiring Portfolio shares.

Acquired Portfolio

Class(a)	Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Acquisition(b)

Class Z	AB Tax-Managed Wealth Appreciation TMAPPRA 66 Hudson Blvd. East, 26th Floor New York, NY 10001	589,934	27.43%	1.52%

	AB Wealth Appreciation Strategy APPVM 66 Hudson Blvd. East, 26th Floor New York, NY 10001	835,093	38.83%	2.16%

	SCB Overlay A Portfolio DAAADA 66 Hudson Blvd. East, 26th Floor New York, NY 10001	237,186	11.03%	0.61%

	SCB Tax-Aware Overlay A Portfolio DAATADA 66 Hudson Blvd. East, 26th Floor New York, NY 10001	488,643	22.72%	1.26%

(a)	Bernstein Class and Class Z shares of the Acquired Portfolio will each remain outstanding as separate share classes until the Acquisition.

(b)	On a pro forma basis assuming the value of the stockholder’s interest in the Acquired Portfolio on the date of the Acquisition, is the same as on the Record Date.

Acquiring Portfolio

Name and Address of Stockholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Acquiring Portfolio After Acquisition(a)

AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203	150,028	100%	0.44%

(a)	On a pro forma basis assuming the value of the stockholder’s interest in the Acquiring Portfolio on the date of the Acquisition, is the same as on the Record Date.

ADDITIONAL INFORMATION

Administrator. The Adviser, with principal offices at 501 Commerce Street, Nashville, TN 37203, serves as the administrator for the Acquired Portfolio. State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, MA 02114, serves as the administrator for the Acquiring Portfolio.

Transfer Agent. SS&C GIDS, Inc., P.O. Box 219804 Kansas City, MO 64121-9804, serves as the transfer agent for the Bernstein Class of the Acquired Portfolio and ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Class Z shares of the Acquired Portfolio. State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, MA 02114, serves as the transfer agent for the Acquiring Portfolio.

Custodian. State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114, serves as custodian and accounting agent for the Acquired Portfolio and the Acquiring Portfolio.

Distributor. Bernstein LLC, located at 1 N. Lexington Avenue, White Plains, NY 10601-1712, acts as the distributor for the Bernstein Class shares of the Acquired Portfolio and ABI, an indirect wholly-owned subsidiary of the Adviser, located at 501 Commerce Street, Nashville, TN 37203, serves as the distributor for Class Z shares of the Acquired Portfolio. Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor of the Acquiring Portfolio’s shares.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”), located at 300 Madison Avenue, New York, New York 10017 serves as the independent registered public accounting firm to the Acquired Portfolio. Ernst & Young, LLP, located at One Manhattan West, New York, New York 10001, serves as the independent registered public accounting firm to the Acquiring Portfolio.

Stockholders Sharing the Same Address. Normally, if two or more stockholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Portfolio(s) have received contrary instructions from one or more of the stockholders at that shared address. Upon written or oral request, the Acquiring Portfolio will deliver promptly a separate copy of the Information Statement/Prospectus to a stockholder at a shared address. Please call the transfer agent at 800-221-5672, if you would like to receive a separate copy of the Information Statement/Prospectus.

Fund Counsel. Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, D.C. 20001, is counsel to SCB Fund and AB Active ETFs, Inc.

FINANCIAL HIGHLIGHTS

No performance history is presented for the Acquiring Portfolio in this Information Statement/Prospectus because it has not yet been in operation for a full fiscal period. The Acquired Portfolio currently offers Bernstein Class shares and Class Z shares. Both share classes will remain outstanding as separate share classes prior to the Acquisition. The Acquiring Portfolio will adopt the financial history, including the Financial Highlights, of the Acquired Portfolio’s Bernstein Class shares following the Acquisition. The Financial Highlights information for the Acquired Portfolio is presented below as it will be adopted by the Acquiring Portfolio following the Acquisition.

The financial highlights tables are intended to help you understand the Acquired Portfolio’s financial performance for the fiscal periods shown below. Certain information reflects financial results for a single share of the Acquired Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Portfolio (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the Acquired Portfolio has been audited by PwC, independent registered public accounting firm for the Acquired Portfolio, whose report, along with the Acquired Portfolio’s financial statements, is included in the Acquired Portfolio’s Form N-CSR and is available upon request.

Acquired Portfolio

	BERNSTEIN CLASS
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.12		$24.14	$21.77	$33.43	$27.17	$26.03

Income From Investment Operations:
Net investment income(a)(b)	.10		.43	.31	.38	.50	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.66)		4.97	2.37	(9.10)	6.32	1.26
Contributions from affiliates	.00	(c)	0	0	0	0	.00 (c)

Total from investment operations	(.56)		5.40	2.68	(8.72)	6.82	1.58

Less: Dividends and Distributions
Dividends from net investment income	(.56)		(.42)	(.31)	(.66)	(.56)	(.44)
Distributions from net realized gain on investment transactions	0		0	0	(2.28)	0	0

Total dividends and distributions	(.56)		(.42)	(.31)	(2.94)	(.56)	(.44)

Net asset value, end of period	$28.00		$29.12	$24.14	$21.77	$33.43	$27.17

Total Return
Total investment return based on net asset value(d)(e)	(1.90)%		22.73%	12.33%	(28.60)%	25.20%	6.04%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,049,043		$1,113,924	$951,154	$871,486	$1,225,396	$1,056,249
Average net assets (000 omitted)	$1,079,667		$1,019,393	$978,225	$1,120,511	$1,252,078	$1,085,654
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(f)	1.30%	1.30%	1.28%	1.28%	1.29%
Expenses, before waivers/reimbursements	1.30	%(f)	1.30%	1.30%	1.29%	1.28%	1.30%
Net investment income(b)	.69	%(f)	1.65%	1.28%	1.34%	1.50%	1.22%
Portfolio turnover rate	37%		74%	58%	57%	68%	85%

See Footnote Summary on page 33.

	CLASS Z
	Six Months Ended March 31, 2025 (Unaudited)		Year Ended September 30,
			2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.16		$24.18	$21.81	$33.50	$27.22	$26.08

Income From Investment Operations:
Net investment income(a)(b)	.11		.45	.30	.45	.59	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.64)		5.01	2.45	(9.11)	6.32	1.26
Contributions from affiliates	.00	(c)	0	0	0	0	.00 (c)

Total from investment operations	(.53)		5.46	2.75	(8.66)	6.91	1.65

Less: Dividends and Distributions
Dividends from net investment income	(.63)		(.48)	(.38)	(.75)	(.63)	(.51)
Distributions from net realized gain on investment transactions	0		0	0	(2.28)	0	0

Total dividends and distributions	(.63)		(.48)	(.38)	(3.03)	(.63)	(.51)

Net asset value, end of period	$28.00		$29.16	$24.18	$21.81	$33.50	$27.22

Total Return
Total investment return based on net asset value(d)(e)	(1.77)%		22.96%	12.60%	(28.43)%	25.56%	6.33%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$65,770		$87,449	$96,099	$152,537	$219,793	$181,910
Average net assets (000 omitted)	$79,810		$88,517	$137,783	$198,222	$220,989	$178,143
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(f)	1.08%	1.04%	1.03%	1.03%	1.04%
Expenses, before waivers/reimbursements	1.05	%(f)	1.09%	1.05%	1.04%	1.03%	1.04%
Net investment income(b)	.81	%(f)	1.74%	1.24%	1.57%	1.76%	1.50%
Portfolio turnover rate	37%		74%	58%	57%	68%	85%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2023, September 30, 2022 and September 30, 2020, by 0.01%, 0.07% and 0.32%, respectively.

(f)	Annualized.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF ACQUISITION AND TERMINATION

RELATING TO THE REORGANIZATION OF THE ASSETS AND LIABILITIES OF

EMERGING MARKETS PORTFOLIO OF SANFORD C. BERNSTEIN FUND, INC.

As of

[     ], 2025

This Agreement and Plan of Acquisition and Termination (the “Plan”) is made as of this [ ] day of [    ], 2025, by and among AB Active ETFs, Inc., a Maryland corporation (the “ETF Company”), on behalf of AB Emerging Markets Opportunities ETF (the “Acquiring Fund”), a series of the ETF Company, Sanford C. Bernstein Fund, Inc., a Maryland corporation (the “Mutual Fund Company”), on behalf of Emerging Markets Portfolio (the “Acquired Fund”, and together with the Acquiring Fund, the “Funds”), a series of the Mutual Fund Company, and solely for purposes of Section 23, AllianceBernstein L.P., the investment adviser to the Funds (the “Adviser”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each a series of an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquired Fund transfer all of the Assets (as hereinafter defined) to the Acquiring Fund in exchange for shares of equal net asset value of the Acquiring Fund (“Acquisition Shares”) and distribute the Acquisition Shares to stockholders (“Stockholders”) of the Acquired Fund (the “Acquisition”); and that the Acquired Fund thereafter liquidate and terminate; and

WHEREAS, the parties intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

Now, therefore, the Acquiring Fund and the Acquired Fund agree as follows:

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), accounts, contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund’s books. Assets shall not include (i) amounts reserved to pay out any cash in lieu of fractional shares to Stockholders, or (ii) amounts payable to Stockholders with respect to Acquired Fund shares redeemed prior to the Effective Time for which payment has been incepted but may not have been completed.

Closing Date	Such date as the parties may agree.

Effective Time	[5:00 p.m.], Eastern time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements	The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund	The Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the Acquiring Fund on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of the Plan, the Acquiring Fund determines its net asset value per Acquisition Share and the Acquired Fund determines the net value of the Assets.

NAV	Except as otherwise provided, a Fund’s net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

The Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Fund’s Assets

The Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

(a)

On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

(b)

At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund, subject to the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of the Acquiring Fund, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Fund, and shall be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c)

Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to the Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that the Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions. In addition, if the Acquiring Fund determines that, as a result of the Acquisition, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid breaching the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund’s investment objectives, policies and restrictions.

(d)	The Acquired Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following basis:

(i)

The net value of the Assets to be conveyed by the Acquired Fund to the Acquiring Fund shall be determined as of the Valuation Time, by calculating the value of the Assets, which shall reflect the declaration of any dividend or distribution, and subtracting therefrom the amount of Liabilities, using the Acquired Fund’s then-applicable valuation procedures;

(ii)

The number of Acquisition Shares to be delivered to the Acquired Fund (or for the benefit of each class of the Acquired Fund) shall be determined by dividing the aggregate net assets of the Acquired Fund (or, in the case of more than one class, the aggregate net assets attributable to each class) by the NAV per share of the Acquiring Fund as of the Valuation Time (for purposes of this clause, aggregate net assets means Assets of the Acquired Fund (or attributable to a class of the Acquired Fund) minus the Liabilities of the Acquired Fund (or attributable to the applicable class));

(iii)

In exchange for the transfer of the Assets as required by Section 3(b) above, the Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Acquisition Shares so determined (for the avoidance of doubt, the Acquiring Fund shall not issue fractional shares);

(iv)

The NAV of each Acquisition Share to be delivered to the Acquired Fund shall be the NAV of shares of the Acquiring Fund determined as of the Valuation Time in accordance with the Acquiring Fund’s then applicable valuation procedures; and

(v)

The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston Massachusetts, 02114, as custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities, other Assets, and all the Acquired Fund’s cash (reduced by amounts reserved to distribute in lieu of fractional Acquisition Shares) shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Fund.

(e)	The Acquired Fund shall deliver cash payments in lieu of fractional Acquisition Shares to such Stockholders who would otherwise have been entitled to receive fractional Acquisition Shares.

(f)	Promptly after the Closing Date, the Acquired Fund will deliver to the Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4.	Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

The Acquired Fund and the Acquiring Fund also shall take the following steps, as applicable:

(a)

At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall transfer to its Stockholders of record pro rata Acquisition Shares received by the Acquired Fund pursuant to Section 3(d) of this Plan. The transfer shall be accomplished with respect to the Acquisition Shares as follows: the Acquiring Fund shall establish accounts on its share records in the names of the Stockholders of record with respect to former Stockholders and note on such accounts the number of Acquisition Shares that such former Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously redeemed and cancelled on the books of the Acquired Fund. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent. For the avoidance of doubt: (1) in connection with the above-provided liquidation and distribution of Acquisition Shares, if a Stockholder does not hold their Acquired Fund shares in a brokerage account that can accept the Acquisition Shares being distributed, then such Stockholder shall not receive a distribution of such Acquisition Shares and in lieu thereof shall receive a distribution of cash from the Acquired Fund equal to the net asset value of their Acquired Fund shares; and (2) no fractional Acquisition Shares will be issued for the benefit of any Stockholder.

Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)

At and after the Closing Date, the Acquired Fund shall provide the Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.	Certain Representations and Warranties of the Acquired Fund

The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Mutual Fund Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

(b)

The Mutual Fund Company, on behalf of the Acquired Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The Board of Directors of the Mutual Fund Company has duly authorized the execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquired Fund. Duly authorized officers of the Mutual Fund Company, on behalf of the Acquired Fund, have executed and delivered this Plan. This Plan represents a valid and binding contract of the Mutual Fund Company, on behalf of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan by the Mutual Fund Company does not, and the consummation of the transactions contemplated by this Plan will not, violate the Mutual Fund Company’s charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Mutual Fund Company does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein on behalf of the Acquired Fund.

(d)

The Acquired Fund is a separate series of the Mutual Fund Company that is treated as a separate corporation from each other series of the Mutual Fund Company under Section 851(g) of the Code. The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and has been eligible for taxation under Section 852(b) of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year that includes the Closing Date.

(e)

The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(f)

The Mutual Fund Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquired Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

(g)

The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(h)	At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i)

The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to the Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s net assets for the periods indicated.

(j)

To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities and reflected in its NAV.

(k)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

(m)

The Acquired Fund has filed or will file its federal income tax returns, copies of which have been previously made available to the Acquiring Fund, for all taxable years ending on or before the Closing Date, and has paid all taxes payable pursuant to such returns. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

(n)

Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

(o)

The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

(p)

The Acquisition Shares to be issued to the Acquired Fund pursuant to Section 3(d) will not be acquired for the purpose of making any distribution thereof other than to the Stockholders as provided in Section 4(a).

(q)

The Acquired Fund, or its agents, (i) holds or has obtained a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6.	Certain Representations and Warranties of Acquiring Fund

The Acquiring Fund represents and warrants to the Acquired Fund as follows:

a)

The Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The ETF Company is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time. The Acquiring Fund is in compliance in all material respects with the 1940 Act and rules and regulations thereunder.

b)

The ETF Company, on behalf of the Acquiring Fund, shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

c)

The ETF Company, on behalf of the Acquiring Fund, has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

d)

The Acquiring Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code and is eligible for taxation under Section 852(a) of the Code for the taxable year that will include the Closing Date and expects to so qualify for each subsequent taxable year.

e)

The Board of Directors of the ETF Company has duly authorized execution and delivery of this Plan and the transactions contemplated herein with respect to the Acquiring Fund. Duly authorized officers of the ETF Company, on behalf of the Acquiring Fund, have executed and delivered the Plan. The Plan represents a valid and binding contract of the ETF Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the charter of the ETF Company, its Bylaws or any material agreement to which the Acquiring Fund is subject. The ETF Company does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein on behalf of the Acquiring Fund.

f)

The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, and at the Effective Time, insofar as it relates to the Acquiring Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

g)

The ETF Company has duly authorized and validly issued all issued and outstanding shares of common stock of the Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. The Acquiring Fund has duly authorized the Acquisition Shares referred to in Section 3(d) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Acquisition Shares shall be validly issued, fully paid and non-assessable, and no stockholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

h)

To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

i)

Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

j)

The Acquiring Fund has not yet filed any income tax returns, and will file its first federal income tax return after the completion of its first taxable year after the Closing Date/Effective Time as a registered investment company on Form 1120-RIC. To the best of the Acquiring Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any taxes; and no waivers of the time to assess any such taxes are outstanding nor are any written requests for such waivers pending. Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

k)

Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

l)

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.	Conditions to the Obligations of Acquiring Fund and the Acquired Fund

The obligations of the Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of the Acquiring Fund or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

(b)

The Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

(c)

There has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(d)

The Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

(i)

the Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)

no gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Assets to Acquiring Fund solely in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities, or upon the distribution of Acquisition Shares to Stockholders;

(iii)

the tax basis in the hands of the Acquiring Fund of each Asset of the Acquired Fund will be the same as the tax basis of such Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(iv)

the holding period of each Asset of the Acquired Fund in the hands of the Acquiring Fund, other than Assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(v)	no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets of the Acquired Fund solely in exchange for Acquisition Shares and the assumption of the Liabilities;

(vi)

except with respect to cash received in lieu of fractional shares, no gain or loss will be recognized by Stockholders upon the exchange of the Acquired Fund shares for Acquisition Shares as part of the Acquisition;

(vii)

the aggregate tax basis of the Acquisition Shares that each Stockholder receives in the Acquisition will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor reduced by any cash received in lieu of fractional shares; and

(viii)

each Stockholder’s holding period for the Acquisition Shares received in the Acquisition will include the period for which such Stockholder held the Acquired Fund shares exchanged therefor, provided that the Stockholder held such Acquired Fund shares as capital assets on the date of the exchange.

The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (d), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

(e)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(f)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

(g)

The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

(h)	Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

8.	Conditions to the Obligations of the Acquired Fund

The obligations of the Mutual Fund Company or the Acquired Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The Mutual Fund Company, on behalf of the Acquired Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

(i)

Acquiring Fund is a duly established series of the ETF Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the ETF Company, on behalf of the Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)	The Acquisition Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

(iv)

The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the ETF Company or its Bylaws, and no approval of the Plan by the stockholders of the Acquiring Fund is required under its charter, Bylaws or applicable law; and

(v)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the ETF Company, on behalf of the Acquiring Fund, to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

(b)	The Mutual Fund Company, on behalf of the Acquired Fund, shall have received a letter from Adviser with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.	Conditions to the Obligations of Acquiring Fund

The obligations of the ETF Company or the Acquiring Fund, as applicable, with respect to the Acquisition shall be subject to the following conditions precedent:

(a)

The ETF Company, on behalf of the Acquiring Fund, shall have received an opinion of Seward & Kissel LLP, counsel to the Mutual Fund Company and the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

(i)

The Acquired Fund is a duly established series of the Mutual Fund Company, which is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

(ii)

This Plan has been duly authorized, executed and delivered by the Mutual Fund Company on behalf of the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by

Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material;

(iii)

The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the charter of the Acquired Fund or its Bylaws, and no approval of the Plan by the Stockholders is required under its charter, Bylaws or applicable law; and

(iv)

To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, is required for the Mutual Fund Company, on behalf of the Acquired Fund, to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

10.	Closing

(a)	The Closing shall be held at the offices of the Funds, 66 Hudson Boulevard East, 26th Floor, New York, New York, 10001, or at such other time or place as the parties may agree.

(b)

In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

(c)

Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to accounts established on the records of the Acquiring Fund in the names or for the benefit of the Stockholders. After the Closing Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Stockholders.

(d)

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

11.	Survival of Representations and Warranties

(a)

Except for Sections 5, 6, 13, 17, 18, 20, 21, 22 and 23, no representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

(b)

Each party agrees to treat confidentially and as proprietary information of the other party all records and other information, including any information relating to portfolio holds, of its portfolio and not to use such records and information for any purpose other than the performance of its duties under the Plan; provided, however, that after prior notification of and written approval by a party (which approval shall not be withheld if the other party would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), the other party may disclose such records and/or information as so approved.

12.	Termination of Plan

A majority of either party’s Board of Directors may terminate this Plan with respect to the applicable Fund at any time before the applicable Effective Time if: (a) the Fund’s conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Acquiring Fund or Acquired Fund, as applicable, and gives notice of such termination to the other party.

13.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.	Brokerage Fees

Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

15.	Amendments

The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time.

16.	Waivers

At any time prior to the Closing Date, either party may, by written instrument signed by it, (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.	Indemnification of Directors

The ETF Company, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Mutual Fund Company’s current and former directors and officers, acting in their capacities as such, with respect to the Acquired Fund, under the Mutual Fund Company’s charter and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

18.	Cooperation and Further Assurances

Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.	Updating of N-14 Registration Statement

If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.	Limitation on Liabilities

The obligations of the Mutual Fund Company, the Acquired Fund, the ETF Company and the Acquiring Fund shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund personally, but shall bind only the Mutual Fund Company, the Acquired Fund, the ETF Company or the Acquiring Fund, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Mutual Fund Company or ETF Company, as appropriate. No other series of the Mutual Fund Company shall be liable for the obligations of the Acquired Fund.

21.	Termination of the Acquired Fund

If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.	Notices

Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

For the Acquired Fund:

Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

For Acquiring Fund:

AB Active ETFs, Inc. – AB Emerging Markets Opportunities ETF

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Attention: Secretary

23.	Expenses

Expenses of the Acquired Fund relating to the Acquisition will be borne by the Acquired Fund. Expenses of the Acquiring Fund relating to the Acquisition will be borne by the Adviser pursuant to a separate existing agreement between the Acquiring Fund and the Adviser.

24.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in this Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

[Signature Page to Follow]

In Witness Whereof, the parties hereto have executed this Agreement and Plan of Acquisition and Termination as of the day and year first above written.

Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio

Attest:

By:

Name:		Name:

Title:		Title:

AB Active ETFs, Inc. – AB Emerging Markets Opportunities ETF

Attest:

By:

Name:		Name:

Title:		Title:

AllianceBernstein L.P.

Attest:

By:

Name:		Name:

Title:		Title:

EXHIBIT B

COMPARISON OF GOVERNING DOCUMENTS

There are no material differences among the Portfolios or the Companies in terms of their corporate organizational structures or the charter and Bylaws. For more information, stockholders should review the applicable charter and Bylaws in their entirety.

In addition, the following is a summary of the Limitation of Liability and Indemnification of Directors and Officers provisions from the charters and Bylaws of the Companies.

Limitation of Liability and Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Companies contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law. This limitation of liability does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

The charters and Bylaws of the Companies generally provide for the indemnification of officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office. The directors and the interested advisory director (each an “Indemnitee”) have entered into an indemnification agreement with each Company under which the Company has agreed to indemnify each Indemnitee against any covered expense and covered liability reasonably incurred by the Indemnitee in connection with any covered proceeding arising as a result of the Indemnitee’s service to the Company, to the fullest extent permitted by law. In addition, the indemnification agreement adopts certain presumptions and procedures that may make the indemnification process and advancement of expenses more efficient.

B-1

IS-0119-0148-1125

STATEMENT OF ADDITIONAL INFORMATION

Dated November 3, 2025

Registration Statement on Form N-14 Filed by:

AB ACTIVE ETFs, INC.

66 Hudson Boulevard East, 26th Floor

New York, New York 10001

Acquisition of the Assets and Assumption of the Liabilities of:

Emerging Markets Portfolio (a series of Sanford C. Bernstein Fund, Inc.)

By, and in Exchange for the Shares of,

AB Emerging Markets Opportunities ETF (a series of AB Active ETFs, Inc.)

This Statement of Additional Information (the “SAI”) is being furnished to you as a stockholder of the Emerging Markets Portfolio (the “Acquired Portfolio”), a series of Sanford C. Bernstein Fund, Inc. (the “Mutual Fund Company”), a Maryland corporation, in connection with acquisition of all of the assets and liabilities of the Acquired Portfolio by AB Emerging Markets Opportunities ETF, a series of AB Active ETFs, Inc. (the “Acquiring Portfolio”) as described in the Information Statement/Prospectus (the “Acquisition”). The Acquired Portfolio and the Acquiring Portfolio are collectively referred to as the “Portfolios” and each, a “Portfolio.”

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated November 3, 2025, relating to the Acquisition. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to AllianceBernstein Investor Services, Inc. at P.O. Box 786003 San Antonio, TX 78278-6003 or by calling (800) 221-5672 for Information or (800) 227-4618 for Literature, or with respect to private clients of Bernstein Private Wealth Management (“Bernstein”), by contacting your Bernstein advisor, by calling 212-486-5800, or by writing to 501 Commerce Street, Nashville, TN 37203.

Contents of the SAI

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein (is legally considered to be part of this SAI):

•	The Statement of Additional Information of Sanford C. Bernstein Fund, Inc. dated January 31, 2025, as supplemented, with respect to Emerging Markets Portfolio, incorporated by reference to Post-Effective Amendment No. 93 to Sanford C. Bernstein Fund, Inc.’s registration statement on Form N-1A (File Nos. 33-21844 and 811-05555) (Accession No. 0000919574-25-000546) as filed with the SEC on January 29, 2025. The Statement of Additional Information includes information about other Sanford C. Bernstein Fund, Inc. portfolios that are not relevant to the Acquisition. Please disregard that information.

•	The Statement of Additional Information of AB Active ETFs, Inc. dated May 31, 2025, as revised June 18, 2025, as supplemented, with respect to AB Emerging Markets Opportunities ETF, (File Nos. 333-264818 and 811-23799) (Accession No. 0000919574-25-003448) as filed with the SEC on June 17, 2025.

•	The audited financial statements for the fiscal year ended September 30, 2024, including the financial highlights, for Emerging Markets Portfolio included in Sanford C. Bernstein Fund, Inc.’s Form N-CSR (File No. 811-05555) as filed with the SEC on December 4, 2024. Form N-CSR includes information about other Sanford C. Bernstein Fund, Inc. portfolios that are not relevant to the Acquisition. Please disregard that information.

•	The unaudited financial statements for the fiscal period ended March 31, 2025, including the financial highlights, for Emerging Markets Portfolio included in Sanford C. Bernstein Fund, Inc.’s Form N-CSRS (File No. 811-05555) as filed with the SEC on June 4, 2025. Form N-CSRS includes information about other Sanford C. Bernstein Fund, Inc. portfolios that are not relevant to the Acquisition. Please disregard that information.

The Acquiring Portfolio has not yet published annual or semi-annual shareholder reports. The Acquired Portfolio shall be the accounting and performance survivor in the Acquisition, and the Acquiring Portfolio, as the corporate survivor in the Acquisition, shall adopt the accounting and performance history of the Acquired Portfolio.

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Portfolio and the Acquired Portfolio, and the fees and expenses of the Acquiring Portfolio on a pro forma basis after giving effect to the proposed Acquisition, are included in the “Comparison of Fees” section in the Information Statement/Prospectus. The Acquisition will not result in a material change to the Acquired Portfolio’s investment portfolio due to the investment objective, strategies and restrictions of the Acquired Portfolio being similar to the Acquiring Portfolio. As a result, a schedule of investments of the Acquired Portfolio modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Acquired Portfolio as compared to those of the Acquiring Portfolio.

2